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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 102

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                               AMENDMENT NO. 102

                              VANGUARD WORLD FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
          ON DECEMBER 29, 2006 PURSUANT TO PARAGRAPH (A) OF RULE 485.

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
Vanguard(R) U.S. Growth Fund

>  Prospectus

Investor Shares and Admiral(TM) Shares

December 29, 2006



This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2006.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Profile                       1       Investing With Vanguard         20
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More on the Fund                   5       Purchasing Shares               20
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 The Fund and Vanguard            11       Converting Shares               23
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 Investment Advisors              12       Redeeming Shares                24
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 Dividends, Capital Gains, and    13       Exchanging Shares               27
 Taxes
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 Share Price                      15       Frequent-Trading Limits         27
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Financial Highlights              17       Other Rules You Should Know     29
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                                           Fund and Account Updates        32
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                                           Contacting Vanguard             34
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                                           Glossary of Investment Terms    36
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Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers three separate classes of shares: Investor Shares, Admiral Shares, and Signal Shares. This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers Signal(TM) Shares, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

Fund Profile

Investment Objective
The Fund seeks to provide long-term capital appreciation.

Primary Investment Strategies
The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Investor Shares
-------------------------------------------------------------------------------
(INSERT BAR CHART HERE)
-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended September 30, 2006, was x.xx%.

During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

Average Annual Total Returns for Periods Ended December 31, 2005

                                    1 Year        5 Years              10 Years
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund Investor Shares
--------------------------------------------------------------------------------
Return Before Taxes                 xx.xx%         xx.xx%              xx.xx%
--------------------------------------------------------------------------------
Return After Taxes on Distributions  xx.xx         xx.xx               xx.xx
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares              xx.xx         xx.xx               xx.xx
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund Admiral Shares/1/
--------------------------------------------------------------------------------
Return Before Taxes                  xx.xx%           --                  --
--------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
Russell 1000 Growth Index            xx.xx%        xx.xx%              xx.xx%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index          xx.xx         xx.xx               xx.xx
--------------------------------------------------------------------------------

 1 From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares, x.xx% for the Russell 1000 Growth Index, and x.xx% for the Standard & Poor's 500 Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment

                                              Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:     None             None
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Purchase Fee:                                 None             None
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Sales Charge (Load) Imposed on Reinvested
Dividends:                                    None             None
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Redemption Fee:                               None             None
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Annual Fund Operating Expenses
Expenses deducted from the Fund's assets

                                              Investor Shares  Admiral Shares
-------------------------------------------------------------------------------
Management Expenses:                          0.xx%            0.xx%
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12b-1 Distribution Fee:                       None             None
-------------------------------------------------------------------------------
Other Expenses:                               0.xx%            0.xx%
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Total Annual Fund Operating Expenses:         0.xx%            0.xx%
-------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year    3 Years    5 Years     10 Years
-------------------------------------------------------------
Investor Shares        $xx       $xxx       $xxx       $xxx
-------------------------------------------------------------
Admiral Shares          xx        xxx        xxx        xxx
-------------------------------------------------------------

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

================================================================================
Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund's expense ratios in fiscal year 2006 were as follows: for Investor Shares, 0.xx%, or $x.x0 per $1,000 of average net assets; for Admiral Shares, 0.xx%, or $x.x0 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2005 of x.xx%, or $xx.x0 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================

================================================================================
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $x.xx billion
--------------------------------------------------------------------------------
Investment Advisors             . AllianceBernstein L.P., New York City, N.Y.,
                                  since June 2001

                                . William Blair & Company, L.L.C., Chicago,
                                  Ill., since April 2004
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Suitable for IRAs               Yes (both classes of shares)
--------------------------------------------------------------------------------
                                Investor Shares            Admiral Shares
--------------------------------------------------------------------------------
Inception Date                  January 6, 1959            August 13, 2001
--------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                     $100,000
--------------------------------------------------------------------------------
Conversion Features             May be converted to        May be converted to
                                Admiral Shares if you      Investor Shares if
                                meet eligibility           you are no longer
                                requirements               eligible for Admiral
                                                           Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation          USGro                      USGroAdml
--------------------------------------------------------------------------------
Vanguard Fund Number            23                         523
--------------------------------------------------------------------------------
CUSIP Number                    921910105                  921910600
--------------------------------------------------------------------------------
Ticker Symbol                   VWUSX                      VWUAX
--------------------------------------------------------------------------------



More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund's investment advisors.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2006, was $xx.x billion.


FLAG
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2005)
                     1 Year  5 Years  10 Years    20 Years
-----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
-----------------------------------------------------------
Worst                -43.1    -12.4      -0.7          3.1
-----------------------------------------------------------
Average               12.3     10.4      11.2         11.4
-----------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

================================================================================
 Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
================================================================================


FLAG
The Fund is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

The advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies and their financial prospects, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.

AllianceBernstein L.P. (AllianceBernstein), advisor for 65%-70% of the Fund's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment manager makes his selections from these categories, focusing on companies that he believes are well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Fund's assets--approximately 30%-35%--William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


FLAG
Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is generally managed without regard to tax ramifications.

FLAG
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. These securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also invest, to a limited extent, in U.S. dollar-denominated foreign bonds, which are subject to country risk.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.


================================================================================
Plain Talk About Derivatives

Derivatives can take many different forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================


Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately xx%, as reported by Morningstar, Inc., on August 31, 2006.


================================================================================
Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $x trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds'
expenses low.
================================================================================

Investment Advisors


The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. AllianceBernstein manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2006, AllianceBernstein managed approximately $xxx billion in assets.

.. William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2006, William Blair & Company managed approximately $xx.x billion in assets.

The Fund pays its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average daily net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period (a 60-month period in the case of William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that this performance fee structure for William Blair & Company will not be in full operation until May 31, 2009; before then, the advisory fees will be calculated using certain transition rules.

For the fiscal year ended August 31, 2006, the advisory fees paid represented an effective annual rate of 0.0x% of the Fund's average net assets, before a performance-based decrease of 0.0x%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's most recent annual report to shareholders covering the fiscal year that ends on August 31 each year.

================================================================================
Plain Talk About The Fund's Portfolio Managers

The managers primarily responsible for the day-to-day management of the Fund are:

Alan Levi, Senior Vice President of AllianceBernstein L.P. and Disciplined Growth Senior Portfolio Manager. He has worked in investment management with AllianceBernstein since 1973; and has managed a portion of the Fund since 2002. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Fund since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.
================================================================================


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


================================================================================
Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

================================================================================
Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest
$5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


================================================================================
Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Investor Share earned $x.xx from investment income (interest and dividends) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $x.xx per share in the form of a dividend distribution. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $x.xx, reflecting earnings of $x.xx per share and a distribution of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distribution in the purchase of more shares, the total return was xx% for the year.

As of August 31, 2006, the Investor Shares had approximately $x.xx billion in net assets. For the year, the expense ratio was xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
================================================================================

U.S. Growth Fund Investor Shares
                                                                                                             Year Ended August 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                            2006          2005           2004           2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $16.77        $14.39         $14.00         $12.92          $18.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     .040/1/        .028           .040            .031
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                   2.385           .409          1.082          (5.075)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         2.425           .437          1.122          (5.044)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.045)        (.047)         (.042)          (.036)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                   --             --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.045)        (.047)         (.042)          (.036)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $16.77         $14.39         $14.00          $12.92
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                            16.86%          3.11%          8.73%         -28.09%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                    $4,848         $5,503         $5,892          $5,472
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                         0.55%          0.53%          0.55%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                     0.30%/1/       0.19%          0.32%           0.20%
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                              38%            71%            47%             53%
------------------------------------------------------------------------------------------------------------------------------------
1 Net Investment Income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp., in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of
  x.xx%, (0.02%), (0.03%), (0.02%), and 0.00%.

U.S. Growth Fund Admiral Shares
                                                                                                Year Ended August 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                          2006           2005         2004         2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $43.47         $37.29       $36.28       $33.46        $46.59
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    .226/1/      .147         .164          .168
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                  6.163        1.052        2.811       (13.167)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        6.389        1.199        2.975       (12.999)
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                    (.209)       (.189)       (.155)        (.131)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                  --           --           --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.209)       (.189)       (.155)        (.131)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $43.47       $37.29       $36.28        $33.46
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                           17.16%        3.29%        8.95%       -27.99%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                   $1,012         $824       $1,071        $1,069
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                        0.32%        0.32%        0.37%         0.36%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 0.53%/1/        0.40%        0.50%         0.37%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                             38%          71%          47%           53%
----------------------------------------------------------------------------------------------------------------------------
 1 Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of
 x.xx%, (0.02%), (0.03%), (0.02%), and 0.00%.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.

Other Purchase Rules You Should Know


Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.


Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Admiral Shares, the Fund may automatically convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Vanguard reserves the right, without prior notice, to change conversion policies.


Redeeming Shares

How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.



Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know

Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts

All Vanguard funds reserve the right without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
--------------------------------------------------------------------------------
Web
--------------------------------------------------------------------------------
Vanguard.com           For the most complete source of Vanguard news
24 hours a day, 7 days For fund, account, and service information
a week                 For most account transactions
                       For literature requests
--------------------------------------------------------------------------------
Phone
--------------------------------------------------------------------------------
Vanguard               For automated fund and account information
Tele-Account/(R)       For exchange transactions (subject to limitations)
/800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
--------------------------------------------------------------------------------
Investor Information   For fund and service information
800-662-7447 (SHIP)    For literature requests
(Text telephone at     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-952-3335)          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Client Services        For account information
800-662-2739 (CREW)    For most account transactions
(Text telephone at     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-749-7273)          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Admiral Service Center For Admiral account information
888-237-9949           For most Admiral transactions
                       Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                       Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Institutional Division For information and services for large institutional
888-809-8102           investors
                       Business hours only
                       Monday-Friday, 8:30 a.m. to 9 p.m., Eastern time
--------------------------------------------------------------------------------
Intermediary Sales     For information and services for financial intermediaries
Support                including broker-dealers, trust institutions, insurance
800-997-2798           companies, and financial advisors
                       Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                       Eastern time
--------------------------------------------------------------------------------


Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

----------------------------------------------------------------------
Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------

Fund Numbers
Please use the specific fund number when contacting us:

---------------------------------------------------------------------
                                    Investor Shares  Admiral Shares
---------------------------------------------------------------------
Vanguard U.S. Growth Fund           23               523
---------------------------------------------------------------------




Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                                    Vanguard (R)
                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P023 122006

Vanguard/(R)/ U.S. Growth Fund

>  Prospectus

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED OCTOBER 26, 2006

Signal Shares

December 29, 2006

INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD U.S. GROWTH FUND SIGNAL SHARES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE.

VANGUARD U.S. GROWTH FUND SIGNAL SHARES MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2006. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Profile                       1       Investing With Vanguard         19
-------------------------------------------------------------------------------
More on the Fund                   5       Purchasing Shares               19
-------------------------------------------------------------------------------
 The Fund and Vanguard            11       Converting Shares               22
-------------------------------------------------------------------------------
 Investment Advisors              12       Redeeming Shares                23
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    13       Exchanging Shares               26
 Taxes
-------------------------------------------------------------------------------
 Share Price                      15       Frequent-Trading Limits         26
-------------------------------------------------------------------------------
Financial Highlights              17       Other Rules You Should Know     28
-------------------------------------------------------------------------------
                                           Fund and Account Updates        31
-------------------------------------------------------------------------------
                                           Contacting Vanguard             32
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    36
-------------------------------------------------------------------------------

Why Reading This Prospectus Is Important

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

The Fund offers three separate classes of shares: Investor Shares, Admiral(TM) Shares, and Signal Shares. This prospectus offers the Fund's Signal Shares, which are generally for investors who invest a minimum of $1 million.

A separate prospectus offers the Fund's Investor Shares and Admiral Shares. The Fund's share classes have different expenses; as a result, their investment performances will differ.

Fund Profile

Investment Objective

The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.


Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Admiral Shares because Signal Shares were not available during the time periods shown. The expense ratio of the Signal Shares is expected to be the same as that of the Admiral Shares; therefore, performance of the Signal Shares should closely match that of the Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of relevant market indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns-Admiral Shares
-------------------------------------------------------------------------------
{INSERT BAR CHART HERE}
-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2006, was xx.xx%.

During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
                                                            Since
                                             1 Year         Inception/1/
Vanguard U.S. Growth Fund Admiral Shares
-------------------------------------------------------------------------------
Return Before Taxes                           xx.xx%                    x.xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions           xx.xx                     x.xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                       xx.xx                     x.xx
-------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
Russell 1000 Growth Index                      x.xx%                    x.xx%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                    x.xx                     x.xx
-------------------------------------------------------------------------------
1 Since inception returns are from August 13, 2001--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns will vary for a fund's separate share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                       None
--------------------------------------------------------------------------
Purchase Fee:                                                   None
--------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:            None
--------------------------------------------------------------------------
Redemption Fee:                                                 None
--------------------------------------------------------------------------

Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------
Management Expenses:                                            0.xx%
--------------------------------------------------------------------------
12b-1 Distribution Fee:                                         None
--------------------------------------------------------------------------
Other Expenses:                                                 0.xx%
--------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                           0.xx%
--------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year     3 Years
--------------------
   $x        $xx
--------------------

This example should not be considered to represent actual expenses or performance for the future. Actual future expenses may be higher or lower than those shown.

================================================================================
Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect the Vanguard U.S. Growth Fund Signal Shares' expense ratio in fiscal year 2006 was XX.XX%, or $XX.XX per $1,000 of average net assets. The average large-cap growth fund had expenses in 2005 of XX.XX%, or $XX.XX per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================

================================================================================
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $x.xx billion
--------------------------------------------------------------------------------
Investment Advisors             . AllianceBernstein L.P., New York City, N.Y.,
                                  since June 2001

                                . William Blair & Company, L.L.C., Chicago,
                                  Ill., since April 2004
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Suitable for IRAs               No
--------------------------------------------------------------------------------
Inception Date                  Admiral Shares--August 13, 2001
                                Signal Shares--XX,XX,20XX
--------------------------------------------------------------------------------
Minimum Initial Investment      $1 million
--------------------------------------------------------------------------------
Conversion Features             May be converted to Investor Shares if you are
                                no longer eligible for Signal Shares
--------------------------------------------------------------------------------
Newspaper Abbreviation
--------------------------------------------------------------------------------
Vanguard Fund Number
--------------------------------------------------------------------------------
CUSIP Number
--------------------------------------------------------------------------------
Ticker Symbol
--------------------------------------------------------------------------------

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.

Market Exposure
The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund's investment advisors.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2006, was $xx.x billion.


FLAG
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2005)
                     1 Year  5 Years  10 Years    20 Years
-----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
-----------------------------------------------------------
Worst                -43.1    -12.4      -0.7          3.1
-----------------------------------------------------------
Average               12.3     10.4      11.2         11.4
-----------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

================================================================================
Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
================================================================================


FLAG
The Fund is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

The advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies and their financial prospects, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.

AllianceBernstein L.P. (AllianceBernstein), advisor for 65%-70% of the Fund's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment manager makes his selections from these categories, focusing on companies that he believes are well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Fund's assets--approximately 30%-35%--William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


FLAG
Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is generally managed without regard to tax ramifications.

FLAG
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. These securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund will also invest, to a limited extent, in U.S. dollar-denominated foreign bonds, which are subject to country risk.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.

================================================================================
Plain Talk About Derivatives

Derivatives can take many different forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================

Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately xx%, as reported by Morningstar, Inc., on August 31, 2006.

================================================================================
Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $x trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds'
expenses low.
================================================================================

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. AllianceBernstein manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2006, AllianceBernstein managed approximately $xxx billion in assets.

.. William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2006, William Blair & Company managed approximately $xx.x billion in assets.

The Fund pays its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average daily net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period (a 60-month period in the case of William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that this performance fee structure for William Blair & Company will not be in full operation until May 31, 2009; before then, the advisory fees will be calculated using certain transition rules.

For the fiscal year ended August 31, 2006, the advisory fees paid represented an effective annual rate of 0.0x% of the Fund's average net assets, before a performance-based decrease of 0.0x%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's most recent annual report to shareholders covering the fiscal year that ends on August 31 each year.

================================================================================
Plain Talk About The Fund's Portfolio Managers

The managers primarily responsible for the day-to-day management of the Fund are:

Alan Levi, Senior Vice President of AllianceBernstein L.P. and Disciplined Growth Senior Portfolio Manager. He has worked in investment management with AllianceBernstein since 1973; and has managed a portion of the Fund since 2002. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Fund since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.
================================================================================


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

================================================================================
Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

================================================================================
Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest
$5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Note: This prospectus offers the Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here because the Fund's Signal Shares had not commenced operations. However, the two share classes invest in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses may differ.

================================================================================
Plain Talk About How to Read the Financial Highlights Table

The Admiral Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Admiral Share earned $x.xx from investment income (interest and dividends) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $x.xx per share in the form of a dividend distribution. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $x.xx, reflecting earnings of $x.xx per share and a distribution of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distribution in the purchase of more shares, the total return was xx% for the year.

As of August 31, 2006, the Admiral Shares had approximately $x.xx billion in net assets. For the year, the expense ratio was xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
================================================================================

U.S. Growth Fund Admiral Shares
                                                                                                Year Ended August 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                          2006           2005         2004         2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $43.47         $37.29       $36.28       $33.46        $46.59
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    .226/1/      .147         .164          .168
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                  6.163        1.052        2.811       (13.167)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        6.389        1.199        2.975       (12.999)
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                    (.209)       (.189)       (.155)        (.131)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                  --           --           --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.209)       (.189)       (.155)        (.131)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $43.47       $37.29       $36.28        $33.46
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                           17.16%        3.29%        8.95%       -27.99%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                   $1,012         $824       $1,071        $1,069
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                        0.32%        0.32%        0.37%         0.36%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 0.53%/1/        0.40%        0.50%         0.37%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                             38%          71%          47%           53%
----------------------------------------------------------------------------------------------------------------------------
 1 Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of
 x.xx%, (0.02%), (0.03%), (0.02%), and 0.00%.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.

Purchasing Shares

Account Minimums for Signal Shares

To open and maintain an account. $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

.. Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.

.. Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediary, defined benefit, and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least $1 million.

.. Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $10 million in the Fund and transacts with the Fund in a cost-effective manner. Please contact your Vanguard representative to determine whether your accounts qualify.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--13XX.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.


Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares Shares, the Fund may automatically convert the investor's Signal Shares Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

Vanguard reserves the right, without prior notice, to change conversion policies.

Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.

Good Order
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts
The Fund reserves the right to convert an investor's Signal Shares into Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Contacting Vanguard
--------------------------------------------------------------------------------
Web
Vanguard.com           For the most complete source of Vanguard news
24 hours a day, 7 days For fund, account, and service information
a week                 For most account transactions
                       For literature requests
--------------------------------------------------------------------------------
Phone
--------------------------------------------------------------------------------
Vanguard               For automated fund and account information
Tele-Account/(R)       For exchange transactions (subject to limitations)
/800-662-6273          Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
--------------------------------------------------------------------------------
Investor Information   For fund and service information
800-662-7447 (SHIP)    For literature requests
(Text telephone at     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-952-3335)          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Client Services        For account information
800-662-2739 (CREW)    For most account transactions
(Text telephone at     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-749-7273)          Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Signal Service Centers For information regarding Signal Shares
                       For institutional intermediary clients: 800-997-2798
                       For institutional clients whose accounts are not record
                       kept at Vanguard: 888-809-8102 For institutional clients
                       whose accounts are record kept at
                       Vanguard: 800-523-1188
                       For most Signal transactions
                       Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                       Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Institutional Division For information and services for large institutional
888-809-8102           investors
                       Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                       Eastern time
--------------------------------------------------------------------------------
Intermediary Sales     For information and services for financial intermediaries
Support                including broker-dealers, trust institutions, insurance
800-997-2798           companies, and financial advisors
                       Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                       Eastern time
--------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


=============================================================================
Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------
                                                                              33

Fund Number
Please use the specific fund number when contacting us:


Vanguard U.S. Growth Fund                    13XX
------------------------------------------------------------



Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      This page intentionally left blank.

Glossary of Investment Terms


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

{SHIP GRAPHIC}
VANGUARD (R)
P.O. Box 2600
Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com


For More Information
If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a client of Vanguard's Institutional Division:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027

(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P13XX 122006

Vanguard/(R)/ International Growth Fund



>  Prospectus

Investor Shares & Admiral Shares

December 29, 2006


--------------------------------------------------------------------------------


                                                            [VANGUARD SHIP LOGO]

--------------------------------------------------------------------------------









This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-------------------------------------------------------------------------------
An Introduction to Index Funds   xx        Investing With Vanguard        xx
-------------------------------------------------------------------------------
Fund Profile                     xx        Purchasing Shares              xx
-------------------------------------------------------------------------------
More on the Fund                 xx        Converting Shares              xx
-------------------------------------------------------------------------------
 The Fund and Vanguard           xx        Redeeming Shares               xx
-------------------------------------------------------------------------------
 Investment Advisors             xx        Exchanging Shares              xx
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and   xx        Frequent-Trading Limits        xx
 Taxes
-------------------------------------------------------------------------------
 Share Price                     xx        Other Rules You Should Know    xx
-------------------------------------------------------------------------------
Financial Highlights             xx        Fund and Account Updates       xx
-------------------------------------------------------------------------------
                                           Contacting Vanguard            xx
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms   xx
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

The Fund offers three separate classes of shares: Investor Shares, Admiral Shares, and Signal Shares. This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and 403(b)(7) custodial accounts;
.. Other retirement plan accounts receiving special administrative services from Vanguard; or
.. Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers Signal(TM) Shares, which are generally for Vanguard's institutional clients who invest at least $1 million and meet other eligibility requirements. The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

Fund Profile


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Country/regional risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Investor Shares
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2006, was x.xx%.


During the periods shown in the bar chart, the highest return for a calendar quarter was xx.xx% (quarter ended xxxxx xx, xxxx), and the lowest return for a quarter was -xx.xx% (quarter ended xxxxx xx, xxxx).


Average Annual Total Returns for Periods Ended December 31, 2005
                                                                        1 Year   5 Years  10 Years
--------------------------------------------------------------------------------------------------
Vanguard International Growth Fund Investor Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      x.xx%     x.xx%     x.xx%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      x.xx      x.xx      x.xx
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              x.xx      x.xx      x.xx
--------------------------------------------------------------------------------------------------
Vanguard International Growth Fund Admiral Shares/1/
--------------------------------------------------------------------------------------------------
Return Before Taxes                                                      x.xx%       --        --
--------------------------------------------------------------------------------------------------
MSCI EAFE Index/2/
(reflects no deduction for fees, expenses, or taxes)                     x.xx%     x.xx%     x.xx%
--------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2005, the average annual total returns were x.xx% for the Admiral Shares and xx.xx% for the MSCI EAFE Index.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
                                                                  Investor                     Admiral
                                                                  Shares                       Shares
---------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                         None                         None
---------------------------------------------------------------------------------------------------------------------------
Purchase Fee:                                                     None                         None
---------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:              None                         None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee:                                                   2%/1/                        2%/1/
---------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
                                                                  Investor                     Admiral
                                                                  Shares                       Shares
---------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                              0.xx%                        0.xx%
---------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                           None                         None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                   0.xx%                        0.xx%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                             0.xx%                        0.xx%
---------------------------------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $xx      $xxx      $xxx      $xxx
----------------------------------------------------------
Admiral Shares          xx       xxx       xxx       xxx
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund's expense ratios in fiscal year 2006 were as follows: for Investor Shares, 0.xx%, or $x.x0 per $1,000 of average net assets; for Admiral Shares, 0.xx%, or $x.x0 per $1,000 of average net assets. The average actively managed international equity fund had expenses in 2005 of x.xx%, or $xx.x0 per $1,000 of average net assets
 (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of August 31, 2006
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $x.xx billion
------------------------------------------------------------------------------------------------
Investment Advisor              .Shroder Investment Management North America Inc., London,
                                England, since inception
                                .Baillie Gifford Overseas Ltd, Edinburgh, Scotland,
                                since 2003
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  September 30, 1981               August 13, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet               Shares if you are no longer
                                eligibility                      eligible for Admiral Shares
                                requirements
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          IntlGr                           IntlGrAdm
------------------------------------------------------------------------------------------------
Vanguard Fund Number            81                               581
------------------------------------------------------------------------------------------------
CUSIP Number                    921910204                        921910501
------------------------------------------------------------------------------------------------
Ticker Symbol                   VWIGX                            VWILX
------------------------------------------------------------------------------------------------




More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder may be invested in stocks of companies that represent shorter-term opportunities. The asset-weighted median market capitalization of the Fund as of August 31, 2006, was $xx billion.



[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they perform quite differently.


--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970-2005)
                        1 Year  5 Years  10 Years   20 Years
-------------------------------------------------------------
Best                     69.4%    36.1%     22.0%     15.5%
-------------------------------------------------------------
Worst                    -23.4     -2.9       4.0       9.7
-------------------------------------------------------------
Average                   12.5     10.7      11.9      12.9
-------------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2005. These average returns reflect past performance on international stocks; you should not regard them as an indication of future performance from either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1996 through 2005, as measured by their respective indexes.



Returns for Various Stock Markets/1/
                European        Pacific        Emerging           U.S.
                  Market         Market         Markets         Market
-----------------------------------------------------------------------
1996               21.09%         -8.30%          15.22%         22.96%
-----------------------------------------------------------------------
1997               23.80          -25.87         -16.36          33.36
-----------------------------------------------------------------------
1998               28.53           2.72          -18.39          28.58
-----------------------------------------------------------------------
1999               15.89          56.65           60.88          21.04
-----------------------------------------------------------------------
2000               -8.39         -25.78          -27.94          -9.10
-----------------------------------------------------------------------
2001              -19.90         -25.40           -2.80         -11.89
-----------------------------------------------------------------------
2002              -18.38          -9.29           -7.04         -22.10
-----------------------------------------------------------------------
2003               38.54          38.48           58.81          28.68
-----------------------------------------------------------------------
2004               20.88          18.98           26.68          10.88
-----------------------------------------------------------------------
2005                9.42          22.64           32.85           4.91
-----------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance from the indexes, or from the Fund in particular.




[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------



Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies and their financial prospects, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.


Schroder Investment Management North America Inc. (Schroders) believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

The Fund is generally managed without regard to tax ramifications.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.


The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset

(such as a stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/ foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.


--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Redemption and Custodial Fees
The Fund charges a 2% fee on shares that are redeemed before they have been held for two months. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.


See the Fund Profile and Investing With Vanguard for more information about fees.



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.




Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for foreign stock funds was approximately 75%, as reported by Morningstar, Inc., on August 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $xx trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2006, The Schroder Group managed approximately $xxx billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $xx billion as of August 31, 2006.


The Fund pays each of its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the MSCI EAFE Index over the same period.

Schroder Investment Management North America Inc. pays 25% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.


For the fiscal year ended August 31, 2006, the advisory fee represented an effective annual rate of 0.xx% of the Fund's average net assets before a performance-based decrease of $0.xx.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's most recent annual report to shareholders.



--------------------------------------------------------------------------------
 Plain Talk About The Fund's Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Fund are:

 Virginie Maisonneuve, CFA, Director of Schroders Investment Management North America, Inc., Executive Director of Schroder Investment Management Ltd. (Schroders), and Head of Schroders' Europe, Australasia, Far East (EAFE) Team. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has comanaged the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

 Matthew Dobbs, Executive Director of Schroders Ltd. and Portfolio Manager on the EAFE Team. He has been with Schroders since 1981 and has advised the Fund since 1999, comanaging with Ms. Maisonneuve since 2005. Education: B.A. from Worcester College, University of Oxford.

 James K. Anderson, Deputy CIO (Chief Investment Officer), Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with
 Baillie Gifford since 1985 and began managing the Fund in 2003. Education:
 B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

Dividends, Capital Gains, and Taxes


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
.. Provide us with your correct taxpayer identification number;
.. Certify that the taxpayer identification number is correct; and .. Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Investor Share earned $x.xx from investment income (interest and dividends) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $x.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx% for the year.

 As of August 31, 2006, the Investor Shares had approximately $x.xx billion in net assets. For the year, the expense ratio was xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

International Growth Fund Investor Shares

                                                                                                   Year Ended August 31,
                                                               ----------------------------------------------------------
                                                                 2006        2005        2004        2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $19.83      $16.33      $14.01      $12.97         $15.41
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            x.xx        .341         .27         .19            .19
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                   x.xx       3.474        2.26        1.03          (2.35)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 x.xx       3.815        2.53        1.22          (2.16)
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                             x.xx       (.315)       (.21)       (.18)          (.24)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        x.xx          --          --          --           (.04)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              x.xx       (.315)       (.21)       (.18)          (.28)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   x.xx      $19.83      $16.33      $14.01         $12.97
=========================================================================================================================
Total Return/1/                                                  x.xx       23.54%      18.14%       9.62%       -14.20%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             x.xx      $8,182      $6,797      $5,458         $4,930
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                 x.xx        0.60%       0.63%       0.69%          0.67%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets             x.xx        1.89%       1.69%       1.57%          1.28%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    x.xx          48%         45%         59%            40%
=========================================================================================================================
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June
27, 2003, and held for less than two months.
2 Includes performance-based investment advisory fee increases (decreases) of x.xx%, (0.01%), 0.00%,
0.01%, and 0.02%.

International Growth Fund Admiral Shares


                                                                                                   Year Ended August 31,
                                                               ----------------------------------------------------------
                                                                 2006        2005        2004        2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $63.15      $51.96      $44.57      $41.27         $49.02
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            x.xx       1.222         .93        .681           .677
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                   x.xx      11.063        7.21       3.264         (7.502)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 x.xx      12.285        8.14       3.945         (6.825)
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                             x.xx      (1.095)       (.75)      (.645)         (.795)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        x.xx          --          --          --          (.130)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              x.xx      (1.095)       (.75)      (.645)         (.925)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   x.xx      $63.15      $51.96      $44.57         $41.27
=========================================================================================================================
Total Return/1/                                                  x.xx       23.84%      18.36%       9.80%       -14.12%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             x.xx      $2,181      $1,262      $1,044           $895
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                 x.xx        0.40%       0.45%       0.51%          0.54%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       x.xx        2.07%       1.86%       1.76%          1.53%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    x.xx          48%         45%         59%            40%
=========================================================================================================================
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June
27, 2003, and held for less than two months.
2 Includes performance based investment advisory fee increases (decreases) of x.xx%, (0.01%), 0.00%,
0.01%, and 0.02%.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Investor Shares

To open and maintain an account.  $3,000.



To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


Account Minimums for Admiral Shares


To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.




To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.




Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.




By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.




By wire.   Because wiring instructions vary for different types of purchases, please
call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.



By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund #__" For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.



Conversions From Investor Shares Into Admiral Shares
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.


Self-directed conversions. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Tenure conversions. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

Automatic conversions. The Fund conducts periodic reviews of account balances and may convert an eligible account's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. If you do not wish to convert to the lower-cost Admiral Shares, you may choose not to convert to them. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.



Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Admiral Shares, the Fund may automatically convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Vanguard reserves the right, without prior notice, to change conversion policies.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.




Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.




By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.




By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an Automatic Withdrawal Plan redemption (electronic bank transfer): Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.




Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.



Redemption Fees
The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.


The fee is withheld from redemption proceeds and is paid directly to the Fund to offset the cost of buying and selling securities. Shares held for two months or more are not subject to the 2% fee.


After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.


 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business
  Services Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.


.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


.. Direct rollovers into IRAs.


Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.




Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.




Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order generally means that your instructions include:


.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:


.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction.*


.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

Low-Balance Accounts

All Vanguard funds reserve the right without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
----------------------------------------------------------------------------------------
Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
/800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-952-3335)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-749-7273)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        : Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


                                    Investor Shares  Admiral Shares
---------------------------------------------------------------------
Vanguard International Growth Fund  81               581
---------------------------------------------------------------------
















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

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

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

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

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country/Regional Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                   [VANGUARD SHIP LOGO]
                                   P.O. Box 2600
                                   Valley Forge, PA 19482-2600
                                   CONNECT WITH VANGUARD/TM/ > www.vanguard.com



For More Information
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.


The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P081 122006

Vanguard/(R)/ International Growth Fund



>  Prospectus

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED OCTOBER 26,2006

Signal Shares
December 29, 2006

--------------------------------------------------------------------------------


                                                        [VANGUARD SHIP LOGO]

--------------------------------------------------------------------------------



INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD INTERNATIONAL GROWTH FUND SIGNAL SHARES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE.

VANGUARD INTERNATIONAL GROWTH FUND SIGNAL SHARES MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2006.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
An Introduction to Index Funds   xx        Investing With Vanguard        xx
-------------------------------------------------------------------------------
Fund Profile                     xx        Purchasing Shares              xx
-------------------------------------------------------------------------------
More on the Fund                 xx        Converting Shares              xx
-------------------------------------------------------------------------------
 The Fund and Vanguard           xx        Redeeming Shares               xx
-------------------------------------------------------------------------------
 Investment Advisors             xx        Exchanging Shares              xx
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and   xx        Frequent-Trading Limits        xx
 Taxes
-------------------------------------------------------------------------------
 Share Price                     xx        Other Rules You Should Know    xx
-------------------------------------------------------------------------------
Financial Highlights             xx        Fund and Account Updates       xx
-------------------------------------------------------------------------------
                                           Contacting Vanguard            xx
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms   xx
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The Fund offers three separate classes of shares: Investor Shares, Admiral(TM) Shares, and Signal Shares. This prospectus offers the Fund's Signal Shares, which are generally for investors who invest a minimum of $1 million.

A separate prospectus offers Investor Shares and Admiral Shares. The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

Fund Profile


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Country/regional risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Admiral Shares because Signal Shares were not available during the time periods shown. The expense ratio of the Signal Share is expected to be the same as that of the Admiral Shares; therefore performance of the Signal Shares should closely match that of the Admiral Shares. The bar chart shows how the performance of the Fund's

Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns - Admiral Shares
------------------------------------------------------------

------------------------------------------------------------
1 Sample footnore here.


During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005                      Since
                                                                        1 Year    Inception/1/
-------------------------------------------------------------------------------------------
Vanguard International Growth Fund Admiral Shares
-------------------------------------------------------------------------------------------
Return Before Taxes                                                      x.xx%        x.xx%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      x.xx         x.xx
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              x.xx         x.xx
-------------------------------------------------------------------------------------------
MSCI EAFE Index/2/
(reflects no deduction for fees, expenses, or taxes)                     x.xx%        x.xx%
-------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Signal Shares on Xx,xx, 20xx, through
 December 31, 2005, the average annual total returns were x.xx% for the
 Admiral Shares and xx.xx% for the MSCI EAFE Index.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Signal Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                               None
--------------------------------------------------------------------------------------------------------------------------
Purchase Fee:                                                                           None
--------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                    None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee:                                                                         2%/1/
--------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                    0.xx%
--------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                 None
--------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                         0.xx%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                   0.xx%
--------------------------------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.


The following examples are intended to help you compare the cost of investing in the Fund's Signal Shares with the cost of investing in other mutual funds. It illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

     1 Year      3 Years
------------------------
    $xx          $xx
------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect the Vanguard International Growth Fund Signal Shares' expense ratio for the current fiscal year to be 0.xx%, or $x.xx per $1,000 of average net assets. The average actively managed international equity fund had expenses in 2005 of x.xx%, or $xx.xx per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of August 31, 2006
-----------------------------------------------------------------------------------------
Net Assets                   $x.xx billion
-----------------------------------------------------------------------------------------
Investment Advisors          .
                             Schroder Investment Management North America Inc., London,
                             England, since inception
                             . Baillie Gifford Overseas Ltd., Edinburgh, Scotland,
                             since 2003
-----------------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
-----------------------------------------------------------------------------------------
Inception Date               Admiral Shares--August 13, 2001
                             Signal Shares--December 29, 2006
-----------------------------------------------------------------------------------------
Minimum Initial Investment   $1 million
-----------------------------------------------------------------------------------------
Suitable for IRAs            No
-----------------------------------------------------------------------------------------
Conversion Features          May be converted to Investor Shares if you are no longer
                             eligible for Signal Shares
-----------------------------------------------------------------------------------------
Newspaper Abbreviation       xx
-----------------------------------------------------------------------------------------
Vanguard Fund Number         xxxx
-----------------------------------------------------------------------------------------
CUSIP Number                 xx
-----------------------------------------------------------------------------------------
Ticker Symbol                xx
-----------------------------------------------------------------------------------------



More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure
The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder may be invested in stocks of companies that represent shorter-term opportunities. The asset-weighted median market capitalization of the Fund as of August 31, 2006, was $xx billion.


[FLAG]
The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they perform quite differently.

--------------------------------------------------------------------------------
 Plain Talk About Growth Funds and Value Funds

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970-2005)
                        1 Year  5 Years  10 Years   20 Years
-------------------------------------------------------------
Best                     69.4%    36.1%     22.0%     15.5%
-------------------------------------------------------------
Worst                    -23.4     -2.9       4.0       9.7
-------------------------------------------------------------
Average                   12.5     10.7      11.9      12.9
-------------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2005. These average returns reflect past performance on international stocks; you should not regard them as an indication of future performance from either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1996 through 2005, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                European        Pacific        Emerging           U.S.
                  Market         Market         Markets         Market
-----------------------------------------------------------------------
1996               21.09%         -8.30%          15.22%         22.96%
-----------------------------------------------------------------------
1997               23.80          -25.87         -16.36          33.36
-----------------------------------------------------------------------
1998               28.53           2.72          -18.39          28.58
-----------------------------------------------------------------------
1999               15.89          56.65           60.88          21.04
-----------------------------------------------------------------------
2000               -8.39         -25.78          -27.94          -9.10
-----------------------------------------------------------------------
2001              -19.90         -25.40           -2.80         -11.89
-----------------------------------------------------------------------
2002              -18.38          -9.29           -7.04         -22.10
-----------------------------------------------------------------------
2003               38.54          38.48           58.81          28.68
-----------------------------------------------------------------------
2004               20.88          18.98           26.68          10.88
-----------------------------------------------------------------------
2005                9.42          22.64           32.85           4.91
-----------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance from the indexes, or from the Fund in particular.


[FLAG]
The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations about companies and their financial prospects, the prices of the securities, and the advisors' assessments of the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders) believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

The Fund is generally managed without regard to tax ramifications.


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset

(such as a stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/ foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


Redemption and Custodial Fees
The Fund charges a 2% fee on shares that are redeemed before they have been held for two months. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for foreign stock funds was approximately 75%, as reported by Morningstar, Inc., on August 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate
 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $xxx trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.

.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2006, The Schroder Group managed approximately $xxx billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $xx billion as of August 31, 2006.

The Fund pays each of its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the MSCI EAFE Index over the same period.

Schroder Investment Management North America Inc. pays 25% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.

For the fiscal year ended August 31, 2006, the advisory fee represented an effective annual rate of 0.xx% of the Fund's average net assets before a performance-based decrease of $0.xx.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's most recent annual report to shareholders.

--------------------------------------------------------------------------------
 Plain Talk About The Fund's Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Fund are:

 Virginie Maisonneuve, CFA, Director of Schroders Investment Management North America, Inc., Executive Director of Schroder Investment Management Ltd. (Schroders), and Head of Schroders' Europe, Australasia, Far East (EAFE) Team. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has comanaged the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

 Matthew Dobbs, Executive Director of Schroders Ltd. and Portfolio Manager on the EAFE Team. He has been with Schroders since 1981 and has advised the Fund since 1999, comanaging with Ms. Maisonneuve since 2005. Education: B.A. from Worcester College, University of Oxford.

 James K. Anderson, Deputy CIO (Chief Investment Officer), Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with
 Baillie Gifford since 1985 and began managing the Fund in 2003. Education:
 B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

Dividends, Capital Gains, and Taxes


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


Financial Highlights

The following financial highlights table is intended to help you understand the Admiral Shares financial performance for the periods shown, and certain information reflects financial results for a single Admiral share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Share (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

NOTE: This prospectus offers the Fund's Signal Shares, not the Admiral Shares. Information for the Admiral Shares is shown here because the Fund's Signal Shares had not commenced operations. However, the two share classes invest in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses differ.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Admiral Share earned $x.xx from investment income (interest and dividends) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $x.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx% for the year.

 As of August 31, 2006, the Admiral Shares had approximately $x.xx billion in net assets. For the year, the expense ratio was xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

International Growth Fund Admiral Shares


                                                                                                   Year Ended August 31,
                                                               ----------------------------------------------------------
                                                                 2006        2005        2004        2003           2002
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $63.15      $51.96      $44.57      $41.27         $49.02
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                            x.xx       1.222         .93        .681           .677
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                   x.xx      11.063        7.21       3.264         (7.502)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 x.xx      12.285        8.14       3.945         (6.825)
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                             x.xx      (1.095)       (.75)      (.645)         (.795)
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        x.xx          --          --          --          (.130)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              x.xx      (1.095)       (.75)      (.645)         (.925)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   x.xx      $63.15      $51.96      $44.57         $41.27
=========================================================================================================================
Total Return/1/                                                  x.xx       23.84%      18.36%       9.80%       -14.12%
=========================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             x.xx      $2,181      $1,262      $1,044           $895
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                 x.xx        0.40%       0.45%       0.51%          0.54%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                       x.xx        2.07%       1.86%       1.76%          1.53%
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    x.xx          48%         45%         59%            40%
=========================================================================================================================
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June
27, 2003, and held for less than two months.
2 Includes performance based investment advisory fee increases (decreases) of x.xx%, (0.01%), 0.00%,
0.01%, and 0.02%.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares


Account Minimums for Signal Shares
To open and maintain an account $1 million for new investors. Investment minimums may differ for certain categories of investors. Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account. Institutional clients should contact Vanguard for information on special rules that may apply to them.

.. Institutional intermediary clients. Institutional clients that are financial intermediaries generally may hold Signal Shares only if the total amount invested across all accounts held by the intermediary in the Fund is at least $5 million. Signal Shares generally are not available to financial intermediaries that serve as retail fund supermarkets.

.. Institutional clients whose accounts are not recordkept by Vanguard. Institutional clients (including but not limited to financial intermediary, defined benefit, and contribution plan clients; endowments; and foundations) whose accounts are not recordkept by Vanguard may hold Signal Shares if the total amount aggregated among all accounts held by the client and invested in a single Signal Shares fund is at least
$1 million.

.. Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $10 million in the Fund and transacts with the Fund in a cost-effective manner. Please contact your Vanguard representative to determine whether your accounts qualify.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.




By wire.   Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--xxxx.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.


For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Converting Shares

A conversion between share classes of the same fund is a nontaxable event.

A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)


Pricing of Share Class Conversions
If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.


Conversions From Investor Shares Into Signal Shares
You may convert Investor Shares into Signal Shares at any time if you meet the eligibility requirements for Signal Shares. Vanguard will not automatically convert accounts holding Investor Shares that qualify for conversion into Signal Shares. You may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


Conversions From Admiral Shares Into Signal Shares
The Fund may convert an eligible investor's Admiral Shares into Signal Shares. The fund will notify the investor in writing before any automatic conversion into Signal Shares. You may instruct the Fund if you do not wish to convert into Signal Shares. In such cases, your Admiral Shares will be converted into Investor Shares.

Mandatory Conversions Into Investor Shares
If an investor no longer meets the requirements for Signal Shares Shares, the Fund may automatically convert the investor's Signal Shares Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

Vanguard reserves the right, without prior notice, to change conversion policies.


Redeeming Shares


How to Redeem Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Redemption Fees
The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.

The fee is withheld from redemption proceeds and is paid directly to the Fund to offset the cost of buying and selling securities. Shares held for two months or more are not subject to the 2% fee.

After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:

.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business
  Services Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction.*

Any supporting legal documentation that may be required.The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell Signal Shares through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine whether Signal Shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts
The Fund reserves the right to convert an investor's Signal Shares into Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Contacting Vanguard

----------------------------------------------------------------------------------------
Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)        For exchange transactions (subject to limitations)
/800-662-6273           Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-952-3335)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-749-7273)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Signal Service Centers  For information regarding Signal Shares
                        For institutional intermediary clients: 800-997-2798
                        For institutional clients whose accounts are not record kept at Vanguard: 888-809-8102
                        For institutional clients whose accounts are record kept at
                        Vanguard: 800-523-1188
                        For most Signal transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only
                        :
                        Monday-Friday
                        , 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:


                                            Signal Shares
-----------------------------------------------------------
Vanguard International Growth Fund          xxxx
-----------------------------------------------------------


Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Signal, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

This page intentionally left blank.

Glossary of Investment Terms

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country/Regional Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's or region's securities markets. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk is especially high in emerging markets.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                  [VANGUARD SHIP LOGO]
                                  P.O. Box 2600
                                  Valley Forge, PA 19482-2600
                                  CONNECT WITH VANGUARD/TM/ > www.vanguard.com



For More Information
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335
If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PXXX 122006

Vanguard(R) FTSE Social Index Fund




>  Prospectus




Investor Shares

December 29, 2006



                                                [SHIP LOGO] [VANGUARD(R) LOGO]














This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

-------------------------------------------------------------------------------
Fund Profile                     1         Investing With Vanguard         18
-------------------------------------------------------------------------------
In Introduction to Index Funds   5          Purchasing Shares              18
-------------------------------------------------------------------------------
More on the Fund                 6          Converting Shares              20
-------------------------------------------------------------------------------
 The Fund and Vanguard           11         Redeeming Shares               21
-------------------------------------------------------------------------------
 Investment Advisor              11         Exchanging Shares              24
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and   12         Frequent-Trading Limits        24
 Taxes
-------------------------------------------------------------------------------
 Share Price                     15         Other Rules You Should Know    26
-------------------------------------------------------------------------------
Financial Highlights             16         Fund and Account Updates       29
-------------------------------------------------------------------------------
                                            Contacting Vanguard            31
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    33
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

Fund Profile




Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the FTSE4Good US Select Index. The Index is composed primarily of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index. For more information, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.




Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and its comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
-------------------------------------------------------------------------------






-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2006, was x.xx%.

During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).


Average Annual Total Returns For Periods Ended December 31, 2005
                                                                                                              Since
                                                                      1 Year          5 Years          Inception/1/

Vanguard FTSE Social Index Fund Investor Shares
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   xx.xx%           xx.xx%                xx.xx%
-------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                   xx.xx            xx.xx                 xx.xx
-------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares           xx.xx            xx.xx                 xx.xx
-------------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------------
Spliced Social                                                        xx.xx%           xx.xx%                xx.xx%
Index/2/
-------------------------------------------------------------------------------------------------------------------
FTSE4Good US Select Index                                                --               --                    --
-------------------------------------------------------------------------------------------------------------------
Calvert Social Index                                                  xx.xx            xx.xx                 xx.xx
-------------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                               xx.xx            xx.xx                 xx.xx
-------------------------------------------------------------------------------------------------------------------
1 Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Since-inception  returns are from May 31, 2000, through December 31, 2005.
2 Reflects performance of the Calvert Social Index through December 16, 2005, and performance of the FTSE4Good US
 Select Index thereafter. The Fund adopted the FTSE4Good US Select Index as its target index on December 17, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's other share classes. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases:                 None

--------------------------------------------------------------------------------
Purchase Fee:                                             None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:      None
--------------------------------------------------------------------------------
Redemption Fee:                                           None
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000):     $10/year/1/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                      0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                   None
--------------------------------------------------------------------------------
Other Expenses:                                           0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                     0.xx%
--------------------------------------------------------------------------------
1 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.
--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

      1 Year    3 Years    5 Years        10 Years
--------------------------------------------------
         $xx        $xx       $xxx          $xxx
--------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.
                                                                               3

--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard FTSE Social Index Fund Investor Shares' expense ratio in fiscal year 2006 was XX.XX%, or $XX.XX per $1,000 of average net assets.
 The average large-cap growth fund had expenses in 2005 of XX.XX%, or $XX.XX per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $x.xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  May 8, 2000
--------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          FTSESoc
--------------------------------------------------------------------------------
Vanguard Fund Number            213
--------------------------------------------------------------------------------
CUSIP Number                    921910303
--------------------------------------------------------------------------------
Ticker Symbol                   VFTSX
--------------------------------------------------------------------------------

An Introduction to Index Funds


What is indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

- Variety of investments. Most Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing all, or substantially all, of its assets in the stocks that make up the FTSE4Good US Select Index may be changed only upon 60 days' notice to shareholders.


Market Exposure

[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2005)
                      1 Year   5 Years   10 Years   20 Years
--------------------------------------------------------------
Best                    54.2%     28.6%      19.9%      17.8%
--------------------------------------------------------------
Worst                  -43.1     -12.4       -0.8        3.1
--------------------------------------------------------------
Average                 12.3      10.4       11.2       11.4
--------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2005. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The market-capitalization range of the FTSE4Good US Select Index as of August 31, 2006, was $xxx million to $xxx billion. The asset-weighted median market capitalization of the Fund as of August 31, 2006, was $xx.xx billion.


[FLAG]
The Fund is subject to investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Security Selection

Index Replication Strategy. The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE4Good US Select Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest about 5% of its assets in that company.

The Fund seeks to provide investment results that correspond to those of the FTSE4Good US Select Index. The correlation between the performance of the Fund and that of the Index is expected to be at least 95% (100% would indicate perfect correlation). Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market.


The FTSE4Good US Select Index. The FTSE4Good US Select Index is maintained by FTSE Group (FTSE), a widely known global index provider that has produced indexes for over 40 years and currently calculates over 60,000 indexes daily. In the United States, FTSE has retained Investor Responsibility Resource Center
(IRRC), a respected and established source of high-quality, impartial information on corporate governance and social responsibility issues, as the advisory committee determining which stocks are eligible for inclusion in the Index. FTSE selects stocks from approximately 700 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental sustainability, upholding and supporting universal human rights, and developing positive relations with stakeholders. The FTSE index includes companies considered to have: (1) superior environmental policies; (2) a strong hiring and promotion record for minorities and women; and (3) a safe and healthy workplace.

Excluded from the Index are companies that are involved with: (1) tobacco; (2) alcohol; (3) adult entertainment; (4) firearms; (5) gambling; (6) nuclear power; or (7) those that violate fair labor practices and equal opportunity standards. For further information about the FTSE4Good US Select Index's selection criteria, please visit IRRC's website at www.irrc.com.


Other Investment Policies and Risks
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Derivatives will not be screened based on social or environmental criteria.


Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.


Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Account Maintenance and Custodial Fees
To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distribution, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.


See the Fund Profile and Investing With Vanguard for more information about fees.



Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic stock funds was xx%, and for domestic stock funds, the average turnover rate was xxx%, both as reported by Morningstar, Inc., on August 31, 2006.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

The Fund and Vanguard


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of August 31, 2006, Vanguard served as advisor for approximately $xxx billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2006, the advisory expenses represented an effective annual rate of 0.xx% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the Fund's most recent annual report to shareholders covering the fiscal year that ends on August 31 each year.


George U. Sauter is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About The Fund's Portfolio Manager

 The manager primarily responsible for the day-to-day management of the Fund is:

 Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990;
 has managed stock index portfolios since 1999; and has managed the Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.
--------------------------------------------------------------------------------


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


Dividends, Capital Gains, and Taxes


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information
Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Investor Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Investor Share earned $x.xx from investment income (interest and dividends) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $xx.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the year.

 As of August 31, 2006, the Investor Shares had approximately $xx billion in net assets. For the year, the expense ratio was 0.xx% ($x.x0 per $1,000 of net assets), and the net investment income amounted to x.xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

FTSE Social Index Fund Investor Shares/1/

                                                                                                        Year Ended August 31,
                                                  ---------------------------------------------------------------------------
                                                            2006            2005          2004           2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $7.40         $6.87          $6.02           $7.57
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                        .13/2/        .08            .07             .05
-----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)on Investments                        .62           .52           (.84)          (1.55)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             .75           .60           (.91)          (1.50)
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                        (.12)         (.07)          (.06)           (.05)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                     --            --             --              --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         (.12)         (.07)          (.06)           (.05)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $8.03         $7.40          $6.87           $6.02
-----------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                           10.16%         8.75%         15.28%         -19.96%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $361          $274           $150             $94
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.25%         0.25%          0.25%           0.25%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                       1.74%/2/      1.17%          1.18%           0.82%
-----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                                12%            8%            14%             18%
-----------------------------------------------------------------------------------------------------------------------------
1 Prior to December 17, 2005, this Fund was known as Vanguard Calvert Social Index Fund.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in  November 2004.
3 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or
whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire.   Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--213. See Contacting Vanguard.


Trade Dates

You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order: The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)



Pricing of Share Class Conversions

If you convert from one class of shares to another, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's net asset values. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.



Conversions Into Institutional Shares

You are eligible for a self-directed conversion from Investor Shares into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. Automatic conversions do not apply to accounts that qualify for Institutional Shares. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.


Mandatory Conversions Into Investor Shares

If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


Vanguard reserves the right, without prior notice, to change conversion policies.



Redeeming Shares


How to Redeem Shares


Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.


- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com(R)


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.


- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order


We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests


Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.



Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts


All Vanguard funds reserve the right without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

Right to Change Policies


In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes

Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.



Fund and Account Updates


Confirmation Statements


We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard FTSE Social Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.

- Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings


We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
--------------------------------------------------------------------------------
Web
--------------------------------------------------------------------------------
Online Vanguard.com     For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
--------------------------------------------------------------------------------
Phone
--------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account(R)         For redemptions by check, exchange
800-662-6273            (subject to certain limitations), or wire
(ON-BOARD)              Toll-free, 24 hours a day, 7 days a week
--------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-952-3335)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone at      Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
800-749-7273)           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional
888-809-8102            investors
                        Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
--------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial
Support                 intermediaries including broker-dealers, trust
800-997-2798            institutions, insurance companies, and financial
                        advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
--------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:

----------------------------------------------------------------------
Vanguard FTSE Social Index Fund              213
----------------------------------------------------------------------























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. "FTSE(R)" and "FTSE4Good(TM)" are trademarks jointly owned by the London Stock Exchange Plc and The Financial Times Limited and are used by FTSE International Limited under license. The FTSE4Good US Select Index is calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

This page intentionally left blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information

If you would like more information about Vanguard FTSE Social Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027


(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P213 122006

Vanguard/(R)/ U.S. Sector Index Funds



>  Prospectus



Admiral(TM) Shares

December 29, 2006






                                                  [SHIP LOGO][Vanguard(r)]





Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

VanguardTelecommunication Services Index Fund

Vanguard Utilities Index Fund                            [MSCI LOGO]





This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

An Introduction to Index Funds           1         Dividends, Capital Gains, and Taxes     52
---------------------------------------------------------------------------------------------
Vanguard Fund Profiles                   2         Share Price                             55
---------------------------------------------------------------------------------------------
Consumer Discretionary Index Fund        2         Financial Highlights                    56
---------------------------------------------------------------------------------------------
 Consumer Staples Index Fund             6         Investing With Vanguard                 67
---------------------------------------------------------------------------------------------
 Energy Index Fund                       10           Purchasing Shares                    67
---------------------------------------------------------------------------------------------
 Financials Index Fund                   14           Converting Shares                    69
------------------------- -------------------------------------------------------------------
 Health Care Index Fund                  18           Redeeming Shares                     70
---------------------------------------------------------------------------------------------
 Industrials Index Fund                  22           Exchanging Shares                    73
-------------------------------------------------- ------------------------------------------
 Information Technology Index Fund       26           Frequent-Trading Limits              73
---------------------------------------------------------------------------------------------
 Materials Index Fund                    30           Other Rules You Should Know          75
---------------------------------------------------------------------------------------------
 Telecommunication Services Index Fund   34           Fund and Account Updates             78
---------------------------------------------------------------------------------------------
 Utilities Index Fund                    38           Contacting Vanguard                  80
---------------------------------------------------------------------------------------------
 More on the Funds                       42        ETF Shares                              82
---------------------------------------------------------------------------------------------
The Funds and Vanguard                   50        Glossary of Investment Terms            88
---------------------------------------------------------------------------------------------
Investment Advisor                       51
---------------------------------------------------------------------------------------------

Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
Each Fund offers two classes of shares: Admiral Shares and ETF Shares. This prospectus offers the Funds' Admiral Shares, which are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Each Fund provides an exchange-traded class of shares (ETF Shares), which are offered through a separate prospectus. A brief discussion of ETF Shares and how to convert into them appears on pages 83 to 87 of this prospectus.


The Funds' separate share classes have different expenses; as a result, their investment performances will differ.

An Introduction to Index Funds



What is indexing?
Indexing is an investment strategy for tracking the performance of a specialized market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or portion of a market. There are many types of stock indexes. Some represent entire markets--such as the U.S. stock market or the European stock market. Other stock indexes cover market segments, usually defined by market capitalization (e.g., small-capitalization stocks), investment style (e.g., growth stocks), or industry groupings (e.g., health care stocks).


What are the Vanguard U.S. Sector Index Funds?
The Vanguard U.S. Sector Index Funds are a group of ten index funds that seek to track the performance of the following distinct components--or "sectors"--of the U.S. economy:

Consumer Discretionary    Industrials
------------------------------------------------------
Consumer Staples          Information Technology
------------------------------------------------------
Energy                    Materials
------------------------------------------------------
Financials                Telecommunication Services
------------------------------------------------------
Health Care               Utilities
------------------------------------------------------

For their benchmarks, the Funds use ten sector indexes licensed to Vanguard by Morgan Stanley Capital International/(R)/ (MSCI/(R)/). Each of these indexes measures the performance of a separate group of industries, as classified under the Global Industry Classification Standard (GICS). Together, the Funds' target indexes make up the MSCI Investable Market 2500 Index, a broad market index covering companies and industries across the entire U.S. economy.

What indexing strategies do the Vanguard U.S. Sector Index Funds use?
Each Fund may use either of two distinct indexing strategies: replication or sampling.


INDEX REPLICATION. Whenever practicable, a Fund will attempt to "replicate" its target index by holding all stocks represented in its index in approximately the same proportions as the stocks' respective weightings in the index.

INDEX SAMPLING. When replication is not practicable, a Fund has the flexibility to use a secondary indexing strategy: The way a fund can "sample" its target index is by holding all stocks represented in its index, but in proportions that vary from the stocks' respective weightings in the index. When sampling its target index, the Fund will attempt to hold securities that, in the aggregate, approximate the target index in terms of key characteristics such as price/ earnings ratio, earnings growth, and dividend yield.

A Fund typically will use this type of index sampling only if regulatory constraints or other considerations prevent it from using index replication. For example, the Consumer Staples, Energy, Industrials, and Telecommunication Services Index Funds use index sampling in order to comply with Internal Revenue Code (IRC) diversification limits on the amount of assets that a regulated investment company may invest in the securities of a single company or group of companies. Their target indexes currently include proportions of certain stocks that exceed the IRC limits, so index replication is not possible for these Funds at this time.



How closely will the Vanguard U.S. Sector Index Funds track their target indexes?

Funds using index replication can be expected to track the performance of their target indexes relatively closely. When sampling their target indexes, however, the Funds may experience a greater degree of "tracking error"--performance that lags or exceeds that of the target index. Tracking differences may be particularly wide if regulatory constraints--such as the IRC limits previously described--inhibit a Fund's ability to approximate key characteristics of the target index.


In addition, it should be noted that, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Fund Profile--Vanguard Consumer Discretionary Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Consumer Discretionary Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer discretionary sector could be adversely affected by overall economic conditions, interest rates, consumer confidence, and disposable income.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and table present information for the ETF Shares because Admiral Shares were not available during the period shown. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.



During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                                       1 Year         Since Inception/1/
---------------------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary ETF Shares
Based on the NAV of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Consumer Discretionary Index                 x.xx%                    x.xx%
(reflects no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.

Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  July 14, 2005
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          CoDilxAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5483
--------------------------------------------------------------------------------
CUSIP Number                    92204A868
--------------------------------------------------------------------------------
Ticker Symbol                   VCDAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Consumer Staples Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Consumer Staples Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer staples sector could be adversely affected by consumer tastes, government regulation, marketing, and consumer confidence.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund                                   Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Consumer
Stapes Index (reflects no deduction                   xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 30, 2004--the inception date of the Admiral Shares--through December 31, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                 None
--------------------------------------------------------------------------------
Purchase Fee:                                                             None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
--------------------------------------------------------------------------------
Redemption Fee:                                                          2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                     0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                   None
--------------------------------------------------------------------------------
Other Expenses:                                                          0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                    0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx       $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  January 30, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          CoStlxAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5484
--------------------------------------------------------------------------------
CUSIP Number                    92204A850
--------------------------------------------------------------------------------
Ticker Symbol                   VCSAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Energy Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI Investable Market Energy Index, an index made up of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The energy sector could be adversely affected by geopolitical events, government regulation, supply and demand of energy fuels, economic cycles and fuel prices.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).



Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Energy Index Fund                                             Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Energy
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from October 7, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  October 7, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          EnergyAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5480
--------------------------------------------------------------------------------
CUSIP Number                    92204A843
--------------------------------------------------------------------------------
Ticker Symbol                   VENAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Financials Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Financials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The financials sector could be adversely affected by government regulation, interest rates, cost of capital funds, credit losses, and financial markets.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Financials Index Fund
                                                                       Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Financials
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from February 4, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains,
                                if any, are distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  February 4, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          FinlxdAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5486
--------------------------------------------------------------------------------
CUSIP Number                    92204A835
--------------------------------------------------------------------------------
Ticker Symbol                   VFAIX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Health Care Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Health Care Index, an index made up of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The health care sector could be adversely affected by patent protection, government regulation, research and development costs, litigation, and competitive forces.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Health Care Index Fund
                                                                       Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Health Care
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from February 5, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  February 5, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          HltClxAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5485
--------------------------------------------------------------------------------
CUSIP Number                    92204A827
--------------------------------------------------------------------------------
Ticker Symbol                   VHCIX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Industrials Index Fund



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Industrials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense, construction, engineering, and building products, electrical equipment, and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road, and rail services, and transportation infrastructure).


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The Industrials sector could be adversely affected by government regulation, world events and economic conditions, insurance costs, and labor relations.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and table present information for the ETF Shares because Admiral Shares were not available during the period shown. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.





During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005

                                                                       1 Year         Since Inception/1/
---------------------------------------------------------------------------------------------------------
Vanguard Industrials ETF Shares
Based on the NAV of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Industrials Index                            x.xx%                    x.xx%
(reflects no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  May 8, 2006
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          IndustAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5482
--------------------------------------------------------------------------------
CUSIP Number                    92204A819
--------------------------------------------------------------------------------
Ticker Symbol                   VINAX
--------------------------------------------------------------------------------



Fund Profile--Vanguard Information Technology Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Information Technology Index, an index made up of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The information technology sector could be adversely affected by overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Information Technology Index Fund
                                                                       Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Information Technology
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from March 25, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.



Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  March 25, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          InfTecAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5487
--------------------------------------------------------------------------------
CUSIP Number                    92204A793
--------------------------------------------------------------------------------
Ticker Symbol                   VITAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Materials Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Materials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The materials sector could be adversely affected by commodity prices, government regulation, interest rates, resource availability, and economic cycles.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Materials Index Fund
                                                                       Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Materials
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from February 11, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.



Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                               None
--------------------------------------------------------------------------------
Purchase Fee:                                                           None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
--------------------------------------------------------------------------------
Redemption Fee:                                                           2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                   0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                 None
--------------------------------------------------------------------------------
Other Expenses:                                                        0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                  0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  February 11, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          MatrlxAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5481
--------------------------------------------------------------------------------
CUSIP Number                    92204A785
--------------------------------------------------------------------------------
Ticker Symbol                   VMIAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Telecommunication Services Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Telecommunication Services Services Index, an index made up of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable networks.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The telecommunication services sector could be adversely affected by overall economic conditions, supply and demand, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and table present information for the ETF Shares because Admiral Shares were not available during the period shown. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005

                                                                       1 Year         Since Inception/1/
---------------------------------------------------------------------------------------------------------
Vanguard Telecommunications Services ETF Shares
Based on the NAV of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              x.xx                     x.xx
---------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
---------------------------------------------------------------------------------------------------------
Return before Taxes                                                      x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Telecommunications Services Index            x.xx%                    x.xx%
(reflects no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.

Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  March 11, 2005
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          TelComAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5488
--------------------------------------------------------------------------------
CUSIP Number                    92204A777
--------------------------------------------------------------------------------
Ticker Symbol                   VTCAX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Utilities Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Utilities Index, an index made up of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The utilities sector could be adversely affected by deregulation, government spending, and supply and demand of fuels.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Admiral Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended on mm, dd, yyyy, was x.xx%.



During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).


Average Annual Total Returns for Periods Ended December 31, 2005
-------------------------------------------------------------------------------
Vanguard Utilities Index Fund
                                                                       Since
                                                   1 Year          Inception/1/
-------------------------------------------------------------------------------
Return Before Taxes                                   xx%                 xx%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   xx                  xx
and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI U.S. Investable Market Utilities
Index (reflects no deduction                          xx%                 xx%
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from April 28, 2004--the inception date of the Admiral Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Funds. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.



Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                None
--------------------------------------------------------------------------------
Purchase Fee:                                                            None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
--------------------------------------------------------------------------------
Redemption Fee:                                                            2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                  None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

--------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


  1 Year   3 Years   5 Years    10 Years
----------------------------------------
   $xx       $xx      $xxx        $xxx
----------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------
Net Assets (all share classes)  $xx billion
--------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa.,
                                since inception
--------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March,
                                June, September, and December; capital gains, if
                                any, are distributed annually in December
--------------------------------------------------------------------------------
Inception Date                  April 28, 2004
--------------------------------------------------------------------------------
Suitable for IRAs               Yes
--------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
--------------------------------------------------------------------------------
Newspaper Abbreviation          UtillxAd
--------------------------------------------------------------------------------
Vanguard Fund Number            5489
--------------------------------------------------------------------------------
CUSIP Number                    92204A769
--------------------------------------------------------------------------------
Ticker Symbol                   VUIAX
--------------------------------------------------------------------------------


More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. When considering an investment in sector mutual funds, you should be aware that daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure
The Funds invest mainly in common stocks of companies within designated market sectors. As a result, the Funds are subject to certain risks.


[FLAG LOGO]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[FLAG LOGO]
Each Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because each Fund invests all, or substantially all, of its assets in a specific sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

Sectors and Key Past Performance Factors
--------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary Sector:
Overall economic conditions, interest rates, consumer confidence, and disposable income.
--------------------------------------------------------------------------------------------------------------------------
Consumer Staples Sector: Consumer tastes, government regulation, marketing, and consumer confidence.
--------------------------------------------------------------------------------------------------------------------------
Energy Sector: Geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.
--------------------------------------------------------------------------------------------------------------------------
Financials Sector: Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
--------------------------------------------------------------------------------------------------------------------------
Health Care Sector: Patent protection, government regulation, research and development costs, litigation, and competitive forces.
--------------------------------------------------------------------------------------------------------------------------
Industrials Sector: Government regulation, world events and economic conditions, insurance costs, and labor relations.
--------------------------------------------------------------------------------------------------------------------------
Information Technology Sector: Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
--------------------------------------------------------------------------------------------------------------------------
Materials Sector: Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
--------------------------------------------------------------------------------------------------------------------------
Telecommunication Services Sector: Overall economic conditions, supply and demand, competition, and government regulation.
--------------------------------------------------------------------------------------------------------------------------
Utilities Sector: Deregulation, government spending, and supply and demand of fuels.
--------------------------------------------------------------------------------------------------------------------------

Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2006. For purposes of this chart, we have used market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.



Target Index                     Large-Cap        Mid-Cap
                                    >$14.4   $1.8 - $14.4       Small-Cap
                                   billion        billion   <$1.8 billion
--------------------------------------------------------------------------
Consumer Discretionary               xx.x%          xx.x%           xx.x%
--------------------------------------------------------------------------
Consumer Staples                     xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Energy                               xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Financials                           xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Health Care                          xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Industrials                          xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Information Technology               xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Materials                            xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Telecommunication Services           xx.x           xx.x            xx.x
--------------------------------------------------------------------------
Utilities                            xx.x           xx.x            xx.x
--------------------------------------------------------------------------


Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index and in approximately the same proportions.


[FLAG LOGO]
To the extent that each Fund samples its benchmark index, it is subject to index sampling risk, which is the chance that the securities held by the Fund will not provide investment performance closely tracking that of the Index.

Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.

The following table shows the number of stocks in each Fund's target index as of August 31, 2006, along with the percentage of each index represented by its top ten holdings as of the same date.



                                                   Number of Stocks      Percentage of Index Holdings
Fund                                                in Target Index                  in Top 10 Stocks
-----------------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index Fund                      xxx                             xx.x%
-----------------------------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund/1/                         xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Energy Index Fund/1/                                   xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Financials Index Fund                                  xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Health Care Index Fund                                 xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Industrials Index Fund/1/                              xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Information Technology Index Fund                      xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Materials Index Fund                                   xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Telecommunication Services Index Fund/1/               xxx                             xx.x
-----------------------------------------------------------------------------------------------------
Vanguard Utilities Index Fund                                   xxx                             xx.x
-----------------------------------------------------------------------------------------------------
1 As of the date of this prospectus, the Fund samples its target index. This is because the proportions of certain stocks in the Index exceed Internal Revenue Code limits for investments by regulated investment companies.
-----------------------------------------------------------------------------------------------------



[FLAG LOGO]
Each Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock.

Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.


[FLAG LOGO]
Each Fund is subject to investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same U.S. market sector as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


[FLAG LOGO]
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).


The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

The reasons for which a Fund may invest in futures and options include:

.. To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

.. To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Redemption Fee
Each Fund charges a 2% fee on shares that are redeemed before they have been held for one year. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.



Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately xx%, and for domestic stock funds, the average turnover rate was approximately xx%, both as reported by Morningstar, Inc., on August 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2006, Vanguard served as advisor for approximately $765 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended August 31, 2006, the advisory expenses represented an effective annual rate of 0.xx% of each Fund's average daily net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the Funds' most recent annual report to shareholders covering the fiscal year ended August 31, 2006.


GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

--------------------------------------------------------------------------------
 Plain Talk About The Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds' portfolios are:

 Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed stock index funds since 1991; and has managed the Materials Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index portfolios since 1997; and has managed the Utilities Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

 Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed stock index funds since 2000; has managed the Financial Index, Health Care Index, and Telecommunication Services Index Funds since their inception; and has managed the Energy Index Fund since 2006. Education: B.S., The Pennsylvania State University.

 Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index funds since 1994; and has managed the Consumer Staples Index Fund since its inception. Education: B.S., Villanova University.

 Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990;
 has managed stock index funds since 1999; and has managed the Consumer Discretionary Index, Industrials Index, and Information Technology Index
 Funds since their inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.
--------------------------------------------------------------------------------



The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.



Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are< distributed quarterly in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunication Services Index Funds generally are distributed annually in December. Capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Consumer Discretionary Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2006 with a net asset value (price) of $xx.xx per share. During the year, each Admiral Share earned $xx.xx from investment income (interest and dividends) and $xx.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $xx.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx, reflecting earnings of $xx per share and distributions of $xx per share. This was an increase of $xx per share (from $xx at the beginning of the year to $xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx% for the year.

 As of August 31, 2006, the Admiral Shares had approximately $xx billion in net assets. For the year, the expense ratio was xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

Consumer Discretionary Index Fund Admiral Shares
                                                                                 Year Ended              July 14/1/ to
                                                                                   Aug. 31,                   Aug. 31,
                                                                                       2006                       2005
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $27.75                      $28.29
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                           .16/2/
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                                            (.70)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                                  (.54)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                                --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                                  $27.75
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                                                 -1.91%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                              $0.1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                                 0.28%/4/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                          0.67%/4/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                                                   13%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Consumer Staples Index Fund Admiral Shares

                                                                         Year Ended Aug. 31,                   Jan. 30/1/ to
                                                            -----------------------------------------------         Aug. 31,
                                                                    2006                   2005                         2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $27.64                 $25.82                       $25.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                      .427                          .24
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                                   1.952                          .58
on Investments/3/
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                          2.379                          .82
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                      (.440)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 (.119)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                       (.559)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $27.64                       $25.82
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/4/                                                                           9.29%                        3.28%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                         $4                           $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                             0.28%                     0.28%/5/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                      1.69%                     1.51%/5/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                                                                             7%                          20%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $0.05 and $0.00.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Energy Index Fund Admiral Shares
                                                                                 Year Ended                  Oct.7/1/ to
                                                                                    Aug. 31,                    Aug. 31,
                                                                                ----------------------------------------
                                                                                        2006                        2005
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                  $36.29                      $25.98
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                          .588/2,3/
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                                                            9.833
on Investments/4/
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                                  10.421
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                               (.111)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                                (.111)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                                    $36.29
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/5/                                                                                                   40.27%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                                 $60
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                                  0.285%/6/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                           .95%/3,6/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/7/                                                                                                     16%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August
 2005
4 Includes increases from redemption fees of $0.05 and $0.00.
5 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Financials Index Fund Admiral Shares

                                                                        Year Ended Aug. 31,                     Feb. 4/1/ to
                                                        -------------------------------------------------           Aug. 31,
                                                                  2006                 2005                             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $26.36               $25.35                           $24.90
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                  .660/2/                           .31
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                               1.086                              .14
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      1.746                              .45
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                  (.736)                              --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                --                               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                   (.736)                              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                       $26.36                           $25.35
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                       6.88%                            1.81%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $3                               $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                         0.28%                         0.28%/4/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                                             2.59%                         2.38%/4/
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                         6%                               9%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Health Care Index Fund Admiral Shares



                                                                       Year Ended Aug. 31,                 Feb. 5/1/ to
                                                            ------------------------------------------         Aug. 31,
                                                                   2006               2005                         2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $26.92             $23.97                       $25.33
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                              .274/2/                          .13
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                              2.762                        (1.49)
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                     3.036                        (1.36)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                 (.086)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                               --                           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                  (.086)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $26.92                       $23.97
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                     12.70%                       -5.37%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                   $73                          $11
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                        0.28%                     0.28%/4/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                 1.11%                     1.09%/4/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                        9%                           8%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.


Industrials Admiral Shares
                                                                                                                     Apr. 28,
                                                                                                                   2004/1/ to
                                                                                             Year Ended              Aug. 31,
                                                                                          Aug. 31, 2005                  2004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                             $26.70                $25.03
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                     .36
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                                                   1.31
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                                         1.67
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                                       --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                                  --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                                         $26.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return/2/                                                                                                         6.67%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                                       $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                                        0.28%/3/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                                 3.82%/3/
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                                                           7%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Information Technology Index Fund Admiral Shares

                                                                                   Year Ended Aug. 31,          Mar. 25/1/ to
                                                                        ------------------------------               Aug. 31,
                                                                          2006                    2005                   2004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $23.93             $20.72                      $23.40
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                     .351/2/                         .01
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                      3.182                       (2.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                            3.533                       (2.68)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                        (.323)                         --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                      --                          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                         (.323)                         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                             $23.93                      $20.72
------------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                            17.05%                     -11.45%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                           $2                        $0.2
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                               0.28%                    0.28%/4/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                     1.26%/2/                    0.12%/4/
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                               7%                          9%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp.
 in November 2004.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.


Materials Index Fund Admiral Shares
                                                                                                           Feb. 11/1/ to
                                                                            Year Ended Aug. 31,                 Aug. 31,
                                                                        2006               2005                     2004
                                                           --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $28.34             $26.53                   $26.14
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                       .48                      .24
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments/2/                                  1.83                      .15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                           2.31                      .39
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                       (.50)                      --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                    --                       --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                        (.50)                      --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $28.34                   $26.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                           8.61%                    1.49%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                         $7                       $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                             0.28%                 0.28%/4/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                      1.81%                 1.93%/4/
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                            12%                       8%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Includes increases from redemption fees of $0.01 and $0.00.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Telecommunication Services Index Fund Admiral Shares

                                                                              Year Ended       Mar. 11/1/ to
                                                                                Aug. 31,            Aug. 31,
                                                                                    2006                2005
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $28.18              $26.75
----------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                 .34/2/
----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                                  1.09
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                        1.43
----------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                      --
----------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                 --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                       --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                        $28.18
----------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                                        5.35%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                      $1
----------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                       0.28%/4/
----------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                2.70%/4/
----------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                                         41%
----------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Utilities Index Fund Admiral Shares

                                                                         Year Ended Aug. 31,        Apr. 28/1/ to
                                                              ------------------------------             Aug. 31,
                                                                    2006                2005                 2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $34.03              $26.70               $25.03
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   .972                  .36
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments/3/                              7.623                 1.31
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       8.595                 1.67
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                  (1.265)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                   (1.265)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $34.03               $26.70
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/4/                                                                       32.87%                6.67%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $30                   $1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.28%             0.28%/5/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                   3.34%             3.82%/5/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                                                                          7%                   7%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $0.01 and $0.00.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including VIPER Creation Units.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Admiral Shares
To open and maintain an account.  $100,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.


By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire.   Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund #_. " For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.

Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know-Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Converting Shares

A conversion between share classes of the same fund is a nontaxable event.


A conversion request (other than a request to convert to ETF Shares) received in good order by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a conversion request received after that time will have a trade date of the first business day following the date of receipt. See Other Rules You Should Know. (Please contact Vanguard for information on conversions into ETF Shares.)

Pricing of Share Class Conversions

If you convert from Admiral Shares to ETF Shares, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. For more information see Conversion Privilege under ETF Shares.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By Mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Redemption Fees
Each Fund charges a 2% fee on shares redeemed within one year of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.


The fee is withheld from redemption proceeds and is paid directly to the Fund to offset the cost of buying and selling securities. Shares held for one year or more are not subject to the 2% fee.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:

.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business
  Services Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

Other Redemption Rules You Should Know


Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:


.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:


.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.


The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


Low-Balance Accounts

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Sector Index Funds twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with detailed listings of the Funds' holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard
---------------------------------------------------------------------------------------------------------------
Web
---------------------------------------------------------------------------------------------------------------
Vanguard.com                                For  the most complete source of Vanguard News
24 hours a day, 7 days a week               For fund, account, and service information
                                            For most account transactions
                                            For literature request
---------------------------------------------------------------------------------------------------------------
Phone
---------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/800-662-6273      For automated fund and account information
(ON-BOARD)                                  For exchange transactions (subject to limitations)
                                            Toll-free, 24 hours a day, 7 days a week
---------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)    For fund and service information
(Text telephone at 800-952-3335)            For literature requests
                                            Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                            Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)         For account information
(Text telephone at 800-749-7273)            For most account transactions
                                            Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                            Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------
Admiral Service Center                      For Admiral account information
888-237-9949                                For most Admiral transactions
                                            Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                            Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
---------------------------------------------------------------------------------------------------------------
Institutional Division                      For information and services for large institutional investors
888-809-8102                                Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                            Eastern time
---------------------------------------------------------------------------------------------------------------
Intermediary Sales                          For information and services for financial intermediaries
Support                                     including broker-dealers, trust institutions, insurance
800-997-2798                                companies, and financial advisors
                                            Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                            Eastern time
---------------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


Vanguard Consumer Discretionary Index Fund      5483
--------------------------------------------------------------
Vanguard Consumer Staples Index Fund            5484
--------------------------------------------------------------
Vanguard Energy Index Fund                      5480
--------------------------------------------------------------
Vanguard Financials Index Fund                  5486
--------------------------------------------------------------
Vanguard Health Care Index Fund                 5485
--------------------------------------------------------------
Vanguard Industrials Index Fund                 5482
--------------------------------------------------------------
Vanguard Information Technology Index Fund      5487
--------------------------------------------------------------
Vanguard Materials Index Fund                   5481
--------------------------------------------------------------
Vanguard Telecommunication Services Index Fund  5488
--------------------------------------------------------------
Vanguard Utilities Index Fund                   5489
--------------------------------------------------------------




Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

ETF Shares


Vanguard U.S. Sector Funds offer a class of shares, known as Vanguard ETF Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Admiral Shares issued by one of these funds, you may convert those shares into ETF* Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.


Each Fund currently offers an ETF Share class:


                                                                         AMEX
                                                                      Trading
Vanguard Fund--Admiral Shares             Vanguard Fund--ETF Shares    Symbol
-------------------------------------------------------------------------------
Consumer Discretionary Index      Consumer Discretionary ETF Shares       VCR
Fund
-------------------------------------------------------------------------------
Consumer Staples Index Fund             Consumer Staples ETF Shares       VDC
-------------------------------------------------------------------------------
Energy Index Fund                                 Energy ETF Shares       VDE
-------------------------------------------------------------------------------
Financials Index Fund                         Financials ETF Shares       VFH
-------------------------------------------------------------------------------
Health Care Index Fund                       Health Care ETF Shares       VHT
-------------------------------------------------------------------------------
Industrials Index Fund                       Industrials ETF Shares       VIS
-------------------------------------------------------------------------------
Information Technology Index      Information Technology ETF Shares       VGT
Fund
-------------------------------------------------------------------------------
Materials Index Fund                           Materials ETF Shares       VAW
-------------------------------------------------------------------------------
Telecommunication Services    Telecommunication Services ETF Shares       VOX
Index Fund
-------------------------------------------------------------------------------
Utilities Index Fund                           Utilities ETF Shares       VPU
-------------------------------------------------------------------------------




Although ETF Shares represent an investment in the same portfolio of securities as Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.








*U.S. Pat. No. 6,879,964 B2.

Differences between ETF Shares and conventional mutual fund shares Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the AMEX. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


Buying and selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.

If you own conventional shares (Admiral Shares) of a Vanguard fund that issues ETF Shares, you can convert those shares into ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 ETF Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.

Risks

ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



Fees and expenses
When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from Admiral Shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


For the fiscal year ended August 31, 2006, the total annual operating expenses (the expense ratio) for each type of ETF Share were:


VIPER Shares                             Expense Ratio
-------------------------------------------------------
Consumer Discretionary ETF Shares                 x.xx%
-------------------------------------------------------
Consumer Staples ETF Shares                       x.xx
-------------------------------------------------------
Energy ETF Shares                                 x.xx
-------------------------------------------------------
Financials ETF Shares                             x.xx
-------------------------------------------------------
Health Care ETF Shares                            x.xx
-------------------------------------------------------
Industrials ETF Shares                            x.xx
-------------------------------------------------------
Information Technology ETF Shares                 x.xx
-------------------------------------------------------
Materials ETF Shares                              x.xx
-------------------------------------------------------
Telecommunication Services ETF Shares             x.xx
-------------------------------------------------------
Utilities ETF Shares                              x.xx
-------------------------------------------------------

Account services

Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.



Conversion Privilege

Owners of conventional shares (Admiral Shares) issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same Fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:


.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.


.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


.. Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

.. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.



Distributions. Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group ofsecurities whose overall performance is used as a standard to measure the investment performance of a particular market.



Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value ofa mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

P.O. Box 2600 Valley Forge, PA 19482-2600
CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Sector Index For More Information If you would like more information about Vanguard U.S. Sector Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Access Center
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447(SHIP)
Text Telephone: 800-952-3335

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027

Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P5483 122006

Vanguard/(R)/ U.S. Sector ETFs



>  Prospectus



Exchange-traded fund shares that are not individually redeemable
December 29, 2006




                                                  [SHIP LOGO][Vanguard/R/]


Vanguard Consumer Discretionary ETF

Vanguard Consumer Staples ETF

Vanguard Energy ETF

Vanguard Financials ETF

Vanguard Health Care ETF

Vanguard Industrials ETF

Vanguard Information Technology ETF

Vanguard Materials ETF

Vanguard Telecommunication Services ETF

Vanguard Utilities ETF                                   [MSCI LOGO]




This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-------------------------------------------------------------------------------
An Introduction to            1         More on the Funds and ETF Shares     53
Vanguard ETF Shares
-------------------------------------------------------------------------------
Vanguard Fund Profiles        3         ETF Shares and Vanguard              70
-------------------------------------------------------------------------------
Consumer Discretionary EFT    3         Investment  Advisor                  70
-------------------------------------------------------------------------------
Consumer Staples ETF          8         Dividends, Capital Gains, and Taxes  72
-------------------------------------------------------------------------------
Energy ETF                   13         Daily Pricing                        73
-------------------------------------------------------------------------------
Financials ETF               18         Financial Highlights                 74
-------------------------------------------------------------------------------
Health Care ETF              23         Glossary of Investment Terms         86
-------------------------------------------------------------------------------
Industrials ETF              28
-------------------------------------------------------------------------------
Information Technology ETF   33
-------------------------------------------------------------------------------
Materials ETF                38
-------------------------------------------------------------------------------
Telecommunication            42
Services ETF
-------------------------------------------------------------------------------
Utilities ETF                47
-------------------------------------------------------------------------------



A Note to Retail Investors

ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.

An Introduction to Vanguard ETF(TM) Shares


What are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the porfolio of stocks held by the issuing Fund. Vanguard U.S. Sector Index Funds offer the following ETF Shares through this prospectus:


Fund                                    ETF Shares
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary         Vanguard Consumer Discretionary ETF
Index Fund
-------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund    Vanguard Consumer Staples ETF
-------------------------------------------------------------------------------
Vanguard Energy Index Fund              Vanguard Energy ETF
-------------------------------------------------------------------------------
Vanguard Financials Index Fund          Vanguard Financials ETF
-------------------------------------------------------------------------------
Vanguard Health Care Index Fund         Vanguard Jealth Care Index ETF
-------------------------------------------------------------------------------
Vanguard Industrials Index Fund         Vanguard Industrials ETF
-------------------------------------------------------------------------------
Vanguard Information Technology         Vanguard Information Technology ETF
Index Fund
-------------------------------------------------------------------------------
Vanguard Materials Index Fund           Vanguard Materials ETF
-------------------------------------------------------------------------------
Vanguard Telecommunication Services Vanguard Telecommunication Services ETF Index Fund
-------------------------------------------------------------------------------
Vanguard Utilities Index Fund           Vanguard Utilities ETF
-------------------------------------------------------------------------------

In addition to ETF Shares, each Fund offers one conventional (not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.


How are Vanguard ETF Shares different from conventional mutual fund shares? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

An organized trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings. The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility, the difference may become significant.

How do I buy and sell Vanguard ETF Shares?
Each fund issues and redeems ETF Shares only in bundles of 100,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a fund that issues ETF Shares, you can, for a fee, convert those shares into ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Funds and ETF Shares. In addition, any investor may purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on the AMEX. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.

When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

Profile--Vanguard Consumer Discretionary ETF/(R)/


The following profile summarizes key features of Vanguard Consumer Discretionary ETF, an exchange-traded class of shares issued by Vanguard Consumer Discretionary Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) U.S. Investable Market Consumer Discretionary Index, an index of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. For Consumer Discretionary ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Consumer Discretionary ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Consumer Discretionary ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer discretionary sector could be adversely affected by overall economic conditions, interest rates, consumer confidence, and disposable income.


.. Consumer Discretionary ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Consumer Discretionary EFT Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Consumer Discretionary ETF Shares are listed on the American Stock Exchange
(AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Consumer Discretionary EFT Shares typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Consumer Discretionary ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Consumer Discretionary ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Consumer Discretionary ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Consumer Discretionary ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005

                                                                  1 Year        Since Inception/1/
--------------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary ETF Shares
Based on the NAV of an ETF Share
--------------------------------------------------------------------------------------------------
Return before Taxes                                                 x.xx%                  x.xx%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 x.xx                   x.xx
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         x.xx                   x.xx
--------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
--------------------------------------------------------------------------------------------------
Return before Taxes                                                 x.xx%                  x.xx%
--------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Consumer Discretionary Index
(reflects no deduction for fees, expenses, or taxes)                x.xx%                  x.xx%
--------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Consumer Discretionary ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                               None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                         Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                        None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                 None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Consumer Discretionary
  ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,166 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,166). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.
  An investor buying or selling Consumer Discretionary ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Consumer Discretionary ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

--------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Consumer Discretionary ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Discretionary ETF Shares. The example assumes that Consumer Discretionary ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Discretionary ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years        10 Years
--------------------------------------------------
       $xx        $xx       $xxx            $xxx
--------------------------------------------------


The value of a Consumer Discretionary ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Discretionary ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2006
-----------------------------------------------------------------------------------------------------------
Net Assets (all share classes of Vanguard   $xx billion
Consumer Discretionary Index Fund)
-----------------------------------------------------------------------------------------------------------
Investment Advisor                          The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------------------
Dividends and Capital Gains                 Distributed annually in December
-----------------------------------------------------------------------------------------------------------
Inception Date                              January 26, 2004
-----------------------------------------------------------------------------------------------------------
Number of Consumer Discretionary ETFs       100,000
in a Creation Unit
-----------------------------------------------------------------------------------------------------------
Vanguard Fund Number                        954
-----------------------------------------------------------------------------------------------------------
CUSIP Number                                92204A108
-----------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                         VCR
-----------------------------------------------------------------------------------------------------------

Profile--Vanguard Consumer Staples ETF


The following profile summarizes key features of Vanguard Consumer Staples ETF, an exchange-traded class of shares issued by Vanguard Consumer Staples Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Consumer Staples Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks

.. For Consumer Staples ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Consumer Staples ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Consumer Staples ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer staples sector could be adversely affected by consumer tastes, government regulation, marketing, and consumer confidence.


.. Consumer Staples ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Consumer Staples ETF Shares are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Consumer Staples ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Consumer Staples ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Consumer Staples ETF Shares typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. TLAlthough Consumer Staples ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Consumer Staples ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Consumer Staples ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).



Average Annual Total Returns for Periods Ended December 31, 2005
                                                                     1 Year            Since Inception/1/
----------------------------------------------------------------------------------------------------------------------------
Vanguard Consumer Staples ETF Shares
Based on the NAV of an ETF Share
----------------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                    x.xx%                      x.xx%
----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                    x.xx                       x.xx
----------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            x.xx                       x.xx
----------------------------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
----------------------------------------------------------------------------------------------------------------------------
Return before Taxes                                                    x.xx%                      x.xx%
----------------------------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Consumer Staples Index
(reflects no deduction for fees, expenses, or taxes)                   x.xx%                      x.xx%
----------------------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Consumer Staples ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                               None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                         Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                        None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                 None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Consumer Staples ETF
  Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $292 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,292). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

  An investor buying or selling Consumer Staples ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Consumer Staples ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

--------------------------------------------------------------------------------


The following example is intended to help retail investors compare the cost of investing in Consumer Staples ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Staples ETF Shares. The example assumes that Consumer Staples ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Staples ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years        10 Years
--------------------------------------------------
       $xx        $xx       $xxx             $xxx
--------------------------------------------------


The value of a Consumer Staples ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Staples ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
------------------------------------------------------------------------------------------------------
Net Assets (all share classes of       $xx billion
Vanguard Consumer Staples Index Fund
------------------------------------------------------------------------------------------------------
Investment Advisor                     The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------------
Dividends and Capital Gains            Distributed annually in December
------------------------------------------------------------------------------------------------------
Inception Date                         January 26, 2004
------------------------------------------------------------------------------------------------------
Number of Consumer Staples ETFs in a   100,000
Creation Unit
------------------------------------------------------------------------------------------------------
Vanguard Fund Number                   955
------------------------------------------------------------------------------------------------------
CUSIP Number                           92204A207
------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                    VDC
------------------------------------------------------------------------------------------------------

Profile--Vanguard Energy ETF


The following profile summarizes key features of Vanguard Energy ETF Shares, an exchange-traded class of shares issued by Vanguard Energy Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI Investable Market Energy Index, an index made up of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks

.. For Energy ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Energy ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Energy ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The energy sector could be adversely affected by geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.


.. Energy ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Energy ETF Shares are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Energy ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Energy ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Energy ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Energy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Energy ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Energy ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Energy ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).



Average Annual Total Returns for Periods Ended December 31, 2005
                                                                 1 Year         Since Inception/1/
----------------------------------------------------------------------------------------------------
Vanguard Energy ETF Shares
Based on the NAV of an ETF Share
----------------------------------------------------------------------------------------------------
Return before Taxes                                                x.xx%                   x.xx%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                x.xx                    x.xx
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares        x.xx                    x.xx
----------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
----------------------------------------------------------------------------------------------------
Return before Taxes                                                x.xx%                   x.xx%
----------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Energy Index
(reflects no deduction for fees, expenses, or taxes)               x.xx%                   x.xx%
----------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Energy ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                               None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                         Varies/1/
--------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                        None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
--------------------------------------------------------------------------------
Management Expenses:                                                    0.xx%
--------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                 None
--------------------------------------------------------------------------------
Other Expenses:                                                         0.xx%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                   0.xx%
--------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Energy ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $292 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,292). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

  An investor buying or selling Energy ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Energy ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

--------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Energy ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Energy ETFs. The example assumes that Energy ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Energy ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years        10 Years
--------------------------------------------------
       $xx        $xx       $xxx            $xxx
--------------------------------------------------


The value of an Energy ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Energy ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
as of August 31, 2006
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $xxx billion
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capitol Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  September 23, 2004
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            951
-----------------------------------------------------------------------------------------------
Cusip Number                    92201A306
-----------------------------------------------------------------------------------------------
AMEX Trading Symbol             VDE
-----------------------------------------------------------------------------------------------

Profile--Vanguard Financials ETF


The following profile summarizes key features of Vanguard Financials ETF Shares, an exchange-traded class of shares issued by Vanguard Financials Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Financials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. Financials ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Financials ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Financials ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The financials sector could be adversely affected by government regulation, interest rates, cost of capital funds, credit losses, and financial markets.

.. Financials ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Financials ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Financials ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Financials ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Financials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Financials ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Financials ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Financials ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.

During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
                                                               1 Year           Since Inception/1/
--------------------------------------------------------------------------------------------------
Vanguard Financials ETF Shares
Based on the NAV of an ETF Share
--------------------------------------------------------------------------------------------------
Return before Taxes                                              x.xx%                     x.xx%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              x.xx                      x.xx
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      x.xx                      x.xx
--------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
--------------------------------------------------------------------------------------------------
Return before Taxes                                              x.xx%                     x.xx%
--------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Financials Index
(reflects no deduction for fees, expesnes or taxes)              x.xx%                     x.xx%
--------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Financials ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                  None
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                       None
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                            Varies/1/
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                           None
---------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
---------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                       0.xx%
---------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                    None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                            0.xx%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                      0.xx%
---------------------------------------------------------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Financials ETF Shares will pay to the issuing Fund a transaction fee of
 $1,000, plus an additional fee of up to $1,458 if the investor does not create or redeem through the Continuous Net Settlement
 System of the National Securities Clearing Corporation (for a total of up to $2,458). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Financials ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Financials ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
---------------------------------------------------------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Financials ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Financials ETF Shares. The example assumes that Financials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Financials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years        10 Years
--------------------------------------------------
       $xx        $xx       $xxx            $xxx
--------------------------------------------------



The value of a Financials ETF Creation Unit as of August 31, 2006 as approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Financials ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
---------------------------------------------------------------------------------------------------------
Net Assets (all share classes of          $xx billion
Vanguard Financials Index Fund
---------------------------------------------------------------------------------------------------------
Investment Advisor                        The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------------------
Dividends and Capital Gains               Dividends are distributed quarterly in March, June,
                                          September, and December; capital gains, if any, are
                                          distributed annually in December
---------------------------------------------------------------------------------------------------------
Inception Date                            January 26, 2004
---------------------------------------------------------------------------------------------------------
Number of Financials ETFs in a Creation   100,000
Unit
---------------------------------------------------------------------------------------------------------
Vanguard Fund Number                      957
---------------------------------------------------------------------------------------------------------
CUSIP Number                              92204A405
---------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                       VFH
---------------------------------------------------------------------------------------------------------

Profile--Vanguard Health Care ETF


The following profile summarizes key features of Vanguard Health Care ETF Shares, an exchange-traded class of shares issued by Vanguard Health Care Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Health Care Index, an index made up of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. For Health Care ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Health Care ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Health Care ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The health care sector could be adversely affected by patent protection, government regulation, research and development costs, litigation, and competitive forces.


.. Health Care ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Health Care ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Health Care ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Health Care ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Health Care ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Health Care ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Health Care ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Health Care ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
                                                                      1 Year       Since Inception/1/
-----------------------------------------------------------------------------------------------------
Vanguard Health Care ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------------------
Return before Taxes                                                     x.xx%                 x.xx%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                     x.xx                  x.xx
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares             x.xx                  x.xx
-----------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------------------
Return before Taxes                                                     x.xx%                 x.xx%
-----------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Health Care Index
(reflects no deduction for fees, expenses, or taxes)                    x.xx%                 x.xx%
-----------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Health Care ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.



Shareholder Fees
Fees paid directly from your investment
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                  None
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                       None
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                            Varies/1/
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                           None
---------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
---------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                       0.xx%
---------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                    None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                            0.xx%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                      0.xx%
---------------------------------------------------------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Health Care ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $795 if the investor does not create or redeem through the Continuous Net
 Settlement System of the National Securities Clearing Corporation (for a total of up to $1,795). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
---------------------------------------------------------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Health Care ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Health Care ETF Shares. The example assumes that Health Care ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Health Care ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------
       $xx        $xx       $xxx         $xxx
--------------------------------------------------



The value of a Health Care ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Health Care ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of   $xx billion
Vanguard Health Care Index Fund
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Distributed annually in December
--------------------------------------------------------------------------------------------------
Inception Date                     January 26, 2004
--------------------------------------------------------------------------------------------------
Number of Health Care ETFs in a    100,000
Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               956
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A504
--------------------------------------------------------------------------------------------------
AMEX Trading Symbol                VHT
--------------------------------------------------------------------------------------------------

Profile--Vanguard Industrials ETF


The following profile summarizes key features of Vanguard Industrials ETF Shares, an exchange-traded class of shares issued by Vanguard Industrials Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Industrials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense, construction, engineering, and building products, electrical equipment, and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road, and rail services, and transportation infrastructure).


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks

.. Industrials ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Industrials ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Industrials ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The Industrials sector could be adversely affected by government regulation, world events and economic conditions, insurance costs, and labor relations.

.. Industrials ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Industrials ETF Shares are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Industrials ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Industrials ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Industrials ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Industrials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Industrials ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Industrials ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Industrials ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).



Average Annual Total Returns for Periods Ended December 31, 2005
                                                                1 Year          Since Inception/1/
---------------------------------------------------------------------------------------------------
Vanguard Industrials ETF Shares
Based on the NAV of an ETF Share
---------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               x.xx                     x.xx
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       x.xx                     x.xx
---------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
---------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Industrials Index
(reflects no deduction for fees, expenses, or taxes)              x.xx%                    x.xx%
---------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005. .


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Industrials ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended
August 31, 2006.


Shareholder Fees
Fees paid directly from your investment
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                  None
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                       None
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                            Varies/1/
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                           None
---------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
---------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                       0.xx%
---------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                    None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                            0.xx%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                      0.xx%
---------------------------------------------------------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Industrials ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $848 if the investor does not create or redeem through the Continuous Net
 Settlement System of the National Securities Clearing Corporation (for a total of up to $1,848). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Industrials ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Industrials ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
---------------------------------------------------------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Industrials ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Industrials ETF Shares. The example assumes that Industrials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Industrials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------
       $xx        $xx       $xxx         $xxx
--------------------------------------------------


The value of an Industrials ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Industrials ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2006
----------------------------------------------------------------------------------------------------------
Net Assets (all share classes of Vanguard  $xx billion
Industrials Index Fund
----------------------------------------------------------------------------------------------------------
Investment Advisor                         The Vanguard Group, Inc., Valley Forge, Pa., since inception
----------------------------------------------------------------------------------------------------------
Dividends and Capital Gains                Distributed annually in December
----------------------------------------------------------------------------------------------------------
Inception Date                             September 23, 2004
----------------------------------------------------------------------------------------------------------
Number of Industrials ETFs in a Creation   100,000
Unit
----------------------------------------------------------------------------------------------------------
Vanguard Fund Number                       953
----------------------------------------------------------------------------------------------------------
CUSIP Number                               92204A603
----------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                        VIS
----------------------------------------------------------------------------------------------------------

Profile--Vanguard Information Technology ETF


The following profile summarizes key features of Vanguard Information Technology ETF Shares, an exchange-traded class of shares issued by Vanguard Information Technology Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Information Technology Index, an index made up of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. For Information Technology ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Information Technology ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Information Technology ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The information technology sector could be adversely affected by overall economic conditions short product cycles, rapid obsolescence of products, competition, and government regulation.


.. Information Technology ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Information Technology ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Information Technology ETF Shares are listed on the American Stock Exchange
(AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Information Technology ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Information Technology ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Information Technology ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Information Technology ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Information Technology ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.




During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
                                                                1 Year           Since Inception/1/
-------------------------------------------------------------------------------------------------------
Vanguard Information Technology ETF Shares
Based on the NAV of an ETF Share
-------------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                     x.xx%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               x.xx                      x.xx
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       x.xx                      x.xx
-------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-------------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                     x.xx%
-------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Information Technology Index
(reflects no deduction for fees, expenses, or taxes)              x.xx%                     x.xx%
-------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Information Technology ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.



Shareholder Fees
Fees paid directly from your investment
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                 None
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                      None
-------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                           Varies/1/
-------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                          None
-------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
-------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                      0.xx%
-------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                   None
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                           0.xx%
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                     0.xx%
-------------------------------------------------------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Information Technology ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,219 if the investor does not create or redeem through the
 Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,219). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Information Technology ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Information Technology ETF
 Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
-------------------------------------------------------------------------------------------------------------------------------

The following example is intended to help retail investors compare the cost of investing in Information Technology ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Information Technology ETF Shares. The example assumes that Information Technology ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Information Technology ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------
       $xx        $xx       $xxx         $xxx
--------------------------------------------------


The value of an Information Technology ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Information Technology ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
-------------------------------------------------------------------------------------------------------
Net Assets (all share classes of        $xx billion
VanguardInformation Technology Fund
-------------------------------------------------------------------------------------------------------
Investment Advisor                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------------
Dividends and Capital Gains             Distributed annually in December
-------------------------------------------------------------------------------------------------------
Inception Date                          January 26, 2004
-------------------------------------------------------------------------------------------------------
Number of Information Technology ETFs   100,000
in a Creation Unit
-------------------------------------------------------------------------------------------------------
Vanguard Fund Number                    958
-------------------------------------------------------------------------------------------------------
CUSIP Number                            92204A702
-------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                     VGT
-------------------------------------------------------------------------------------------------------

Profile--Vanguard Materials ETF


The following profile summarizes key features of Vanguard Materials ETF Shares, an exchange-traded class of shares issued by Vanguard Materials Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Materials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. For Materials ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Materials ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Materials ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The materials sector could be adversely affected by commodity prices, government regulation, interest rates, resource availability, and economic cycles.

.. Materials ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Materials ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Materials ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Materials ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Materials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Materials ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Materials ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Materials ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.

During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
                                                                1 Year          Since Inception/1/
-----------------------------------------------------------------------------------------------------
Vanguard Materials ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                    x.xx%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               x.xx                     x.xx
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       x.xx                     x.xx
-----------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------------------
Return before Taxes                                               x.xx%                    x.xx%
-----------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Materials Index
(reflects no deduction for fees, expenses, or taxes)              x.xx%                    x.xx%
-----------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Materials ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended
August 31, 2006.

Shareholder Fees
Fees paid directly from your investment
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                  None
---------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                       None
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                            Varies/1/
---------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                           None
---------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
---------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                       0.xx%
---------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                    None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                            0.xx%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                      0.xx%
---------------------------------------------------------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Materials ETF Shares will pay to the issuing Fund a transaction fee of
 $1,000, plus an additional fee of up to $318 if the investor does not create or redeem through the Continuous Net Settlement
 System of the National Securities Clearing Corporation (for a total of up to $1,318). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Materials ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Materials ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
---------------------------------------------------------------------------------------------------------------------------------



The following example is intended to help retail investors compare the cost of investing in Materials ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Materials ETF Shares. The example assumes that Materials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Materials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.
<

      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------
       xx         xx         xxx         xxx
--------------------------------------------------

The value of a Materials ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Materials ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------------------------------
Net Assets (all share classes of         $xx billion
Vanguard Materials Index Fund
--------------------------------------------------------------------------------------------------------
Investment Advisor                       The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------------
Dividends and Capital Gains              Distributed annually in December
--------------------------------------------------------------------------------------------------------
Inception Date                           January 26, 2004
--------------------------------------------------------------------------------------------------------
Number of Materials ETFs in a Creation   100,000
Unit
--------------------------------------------------------------------------------------------------------
Vanguard Fund Number                     952
--------------------------------------------------------------------------------------------------------
CUSIP Number                             92204A801
--------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                      VAW
--------------------------------------------------------------------------------------------------------




Profile--Vanguard Telecommunication Services ETF


The following profile summarizes key features of Vanguard Telecommunication Services ETF Shares, an exchange-traded class of shares issued by Vanguard Telecommunication Services Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Telecommunication Services Services Index, an index made up of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable networks.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


Primary Risks

.. For Telecommunication Services ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Telecommunication Services ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Telecommunication Services ETF Sharesare subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The telecommunication services sector could be adversely affected by overall economic conditions, supply and demand, competition, and government regulation.

.. Telecommunication Services ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.


.. Telecommunication Services ETF Shares are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Telecommunication Services ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Telecommunication Services ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Telecommunication Services ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Telecommunication Services ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Telecommunication Services ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Telecommunication Services ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Telecommunication Services ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.

During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).




Average Annual Total Returns for Periods Ended December 31, 2005
                                                                              1 Year     Since Inception/1/
-----------------------------------------------------------------------------------------------------------
Vanguard Telecommunication Services ETF Shares
Based on the NAV of an ETF Share
-----------------------------------------------------------------------------------------------------------
Return before Taxes                                                             x.xx%               x.xx%
-----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             x.xx                x.xx
-----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     x.xx                x.xx
-----------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
-----------------------------------------------------------------------------------------------------------
Return before Taxes                                                             x.xx%               x.xx%
-----------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Telecommunication Services Index                    x.xx%               x.xx%
-----------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Telecommunication Services ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2006.

Shareholder Fees
Fees paid directly from your investment
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                 None
-------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                      None
-------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                           Varies/1/
-------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                          None
-------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
-------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                      0.xx%
-------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                   None
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                           0.xx%
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                     0.xx%
-------------------------------------------------------------------------------------------------------------------------------
1 An investor purchasing or redeeming Creation Units of Telecommunication Services ETF Shares will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $106 if the investor does not create or redeem through the
 Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,106). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Telecommunication Services ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Telecommunication
 Services ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
-------------------------------------------------------------------------------------------------------------------------------



The following example is intended to help retail investors compare the cost of investing in Telecommunication Services ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Telecommunication Services ETF Shares. The example assumes that Telecommunication Services ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Telecommunication Services ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


      1 Year    3 Years    5 Years    10 Years
--------------------------------------------------
        xx        xx         xxx         xxx
--------------------------------------------------

The value of a Telecommunication Services ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Telecommunication Services ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2006
------------------------------------------------------------------------------------------------------
Net Assets (all share classes of       $xx billion
Vanguard Telecommunication Services
Index Fund
------------------------------------------------------------------------------------------------------
Investment Advisor                     The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------------
Dividends and Capital Gains            Distributed annually in December
------------------------------------------------------------------------------------------------------
Inception Date                         September 23, 2004
------------------------------------------------------------------------------------------------------
Number of Telecommunication Services   100,000
ETFs in a Creation Unit
------------------------------------------------------------------------------------------------------
Vanguard Fund Number                   959
------------------------------------------------------------------------------------------------------
CUSIP Number                           92204A884
------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                    VOX
------------------------------------------------------------------------------------------------------




Profile--Vanguard Utilities ETF


The following profile summarizes key features of Vanguard Utilities ETF Shares, an exchange-traded class of shares issued by Vanguard Utilities Index Fund.



Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Utilities Index, an index made up of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


Primary Risks

.. For Utilities ETF Shares, the total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

.. Utilities ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Utilities ETF Shares are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The utilities sector could be adversely affected by deregulation, government spending, and supply and demand of fuels.

.. Utilities ETF Shares are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Utilities ETF Shares are subject to investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Utilities ETF Shares are listed on the American Stock Exchange (AMEX) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Utilities ETF Share typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Utilities ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Utilities ETF Shares are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

.. Trading of Utilities ETF Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if Utilities ETF Shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares in their first full calendar year. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares in the secondary market.


During the period shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month DD, YYYY), and the lowest return for a quarter was -x.xx% (quarter ended Month DD, yyyy).

Average Annual Total Returns for Periods Ended December 31, 2005
                                                                                1 Year      Since Inception/1/
--------------------------------------------------------------------------------------------------------------
Vanguard Utilities ETF Shares
Based on the NAV of an ETF Share
--------------------------------------------------------------------------------------------------------------
Return before Taxes                                                               x.xx%                x.xx%
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                               x.xx                 x.xx
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                       x.xx                 x.xx
--------------------------------------------------------------------------------------------------------------
Based on the Market Price of an ETF Share
--------------------------------------------------------------------------------------------------------------
Return before Taxes                                                               x.xx%                x.xx%
--------------------------------------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------------------
MSCI U.S. Investable Market Utilities Index                                       x.xx%                x.xx%
--------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through
  December 31, 2005.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's other share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Utilities ETF Shares. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended
August 31, 2006.

Shareholder Fees
Fees paid directly from your investment
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases:                                                   None
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends:                                        None
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions:                                             Varies/1/
-----------------------------------------------------------------------------------------------------------------------------------
Transaction Fee Imposed on Reinvested Dividends:                                            None

-----------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
Expenses deducted from the Fund's assets
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses:                                                                        0.xx%
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee:                                                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:                                                                             0.xx%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses:                                                       0.xx%
-----------------------------------------------------------------------------------------------------------------------------------

1 An investor purchasing or redeeming Creation Units of Utilities ETF Shares will pay to the issuing Fund a transaction fee of
 $1,000, plus an additional fee of up to $265 if the investor does not create or redeem through the Continuous Net Settlement
 System of the National Securities Clearing Corporation (for a total of up to $1,265). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee.

 An investor buying or selling Utilities ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Utilities ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.
-----------------------------------------------------------------------------------------------------------------------------------



The following example is intended to help retail investors compare the cost of investing in Utilities ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Utilities ETF Shares. The example assumes that Utilities ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Utilities ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



      1 Year    3 Years    5 Years     10 Years
--------------------------------------------------
       $xx        $xx        $xxx        $xxx
--------------------------------------------------

The value of a Utilities ETF Creation Unit as of August 31, 2006, was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Utilities ETF Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2006
--------------------------------------------------------------------------------------------------------
Net Assets (all share classes of         $xx billion
Vanguard Utilities Index Fund
--------------------------------------------------------------------------------------------------------
Investment Advisor                       The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------------
Dividends and Capital Gains              Dividends are distributed quarterly in March, June,
                                         September, and December; capital gains, if any, are
                                         distributed annually in December
--------------------------------------------------------------------------------------------------------
Inception Date                           January 26, 2004
--------------------------------------------------------------------------------------------------------
Number of Utilities ETFs in a Creation   100,000
Unit
--------------------------------------------------------------------------------------------------------
Vanguard Fund Number                     960
--------------------------------------------------------------------------------------------------------
CUSIP Number                             92204A876
--------------------------------------------------------------------------------------------------------
AMEX Trading Symbol                      VPU
--------------------------------------------------------------------------------------------------------

More on the Funds and ETF Shares


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Market Exposure
The funds invest mainly in common stocks of companies within designated sectors. As a result, the funds are subject to certain risks.


[FLAG LOGO]
ETF Shares are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[FLAG LOGO]
Each Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because each Fund invests all, or substantially all, of its assets in a specific sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

Sectors and Key Past Performance Factors
--------------------------------------------------------------------------------------------------------
Consumer Discretionary Sector:

Overall economic conditions, interest rates, consumer confidence, and disposable income.
--------------------------------------------------------------------------------------------------------
Consumer Staples Sector:

Consumer tastes, government regulation, marketing, and consumer confidence.
--------------------------------------------------------------------------------------------------------
Energy Sector:

Geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.
--------------------------------------------------------------------------------------------------------
Financials Sector:

Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
--------------------------------------------------------------------------------------------------------
Health Care Sector:

Patent protection, government regulation, research and development costs, litigation, and competitive forces.
--------------------------------------------------------------------------------------------------------
Industrials Sector:

Government regulation, world events and economic conditions, insurance costs, and labor relations.
--------------------------------------------------------------------------------------------------------
Information Technology Sector:

Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
--------------------------------------------------------------------------------------------------------
Materials Sector:

Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
--------------------------------------------------------------------------------------------------------
Telecommunication Services Sector:

Overall economic conditions, supply and demand, competition, and government regulation.
--------------------------------------------------------------------------------------------------------
Utilities Sector:

Deregulation, government spending, and supply and demand of fuels.
--------------------------------------------------------------------------------------------------------



Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2006. For purposes of this chart, we have used market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.

 Target Index                 Large-Cap                 Mid-Cap      Small-Cap
                         >$14.4 billion     1.8 - $14.4 billion   <1.8 billion
-------------------------------------------------------------------------------
Consumer Discretionary             xx.x%                   xx.x%          xx.x%
-------------------------------------------------------------------------------
Consumer Staples                   xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Energy                             xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Financials                         xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Health Care                        xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Industrials                        xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Information Technology             xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Materials                          xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Telecommunication Services         xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------
Utilities                          xx.x                    xx.x           xx.x
-------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index and in approximately the same proportions.


[FLAG LOGO]
To the extent that each Fund samples its benchmark index, it is subject to index sampling risk, which is the chance that the securities held by the Fund will not provide investment performance closely tracking that of the Index.

Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.


The following table shows the number of stocks in each Fund's target index as of August 31, 2006, along with the percentage of each index represented by its top ten holdings as of the same date.


                                                       Number of Stocks              Percentage of Index Holdings in
Fund                                                    in Target Index                                Top 10 Stocks
----------------------------------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index Fund                          xxx                                         xx.x%
----------------------------------------------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund/1/                             xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Energy Index Fund/1/                                       xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Financials Index Fund                                      xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Health Care Index Fund                                     xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Industrials Index Fund/1/                                  xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Information Technology Index Fund                          xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Materials Index Fund                                       xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Telecommunication Services Index Fund/1/                   xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
Vanguard Utilities Index Fund                                       xxx                                         xx.x
----------------------------------------------------------------------------------------------------------------------
1 As of the date of this prospectus, the Fund samples its target index. This is because the proportions of certain stocks in the Index exceed Internal Revenue Code limits for investments by regulated investment companies.
----------------------------------------------------------------------------------------------------------------------



[FLAG LOGO]
Each Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock.

Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.


[FLAG LOGO]
Each Fund is subject to investment style risk, which is the chance that returns from small- and mid-cap stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same U.S. market sector as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, substantially all of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally not managed withour regard to tax ramifications.

LOGO
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the Fund's other investments.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).

The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

The reasons for which a Fund may invest in futures and options include:

.. To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

.. To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
 Plain Talk(TM) About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Special Risks of Exchange-Traded Shares


[FLAG LOGO]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG LOGO]
THE MARKET PRICE OF ETF SHARES MAY DIFFER FROM NET ASSET VALUE. ETF Shares are listed for trading on the AMEX and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.


The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market- makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following tables show the number of times the Fund's ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.



Premium/Discount Information as of the Most Recent Calendar Quarter Ended September 30,
2006
                             Closing Price                     Closing Price Below
                             Above or Equal to                 Closing Net Asset Value
                             Closing Net Asset Value
--------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage          Number        Percentage
Differential                 of Days       of Total Days       of Days       of Total Days
--------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Consumer Staples ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx              x.xx%            xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Energy ETF Shares (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx              x.xx%            xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Financials ETF Shares (Beginning January 26, 2004)
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx              x.xx%            xxx               x.xx%
--------------------------------------------------------------------------------------------

*One basis point
equals 1/100th of 1%

--------------------------------------------------------------------------------------------
Vanguard Health Care ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Industrials ETF Shares (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Information Technology ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Materials ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Telecommunication Services ETF Shares (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
Vanguard Utilities ETF Shares (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------
25-49.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
50-74.9                            x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
75-100                             x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
>100                               x               x.xx              x               x.xx
--------------------------------------------------------------------------------------------
Total                            xxx               x.xx%           xxx               x.xx%
--------------------------------------------------------------------------------------------

The following table shows the cumulative (not annual) total returns of the Fund's ETF Shares, based on the shares' NAV and market price, and the Fund's target index.

-------------------------------------------------------------------------------
Cumulative Total Returns as of the Most Recent Calendar Quarter Ended
September 30, 2006
                                                                       Since
                                                          1 Year   Inception
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index Fund ETF
Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Consumer Discretionary Index                   x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund ETF Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Consumer Staples Index                         x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Energy Index Fund ETF Shares/2/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Energy Index                                   x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Financials Index Fund ETF Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Financials Index                               x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Health Care Index Fund ETF Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Health Care Index                              x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Industrials Index Fund ETF Shares/2/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETFShare             x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Industrials Index                              x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Information Technology Index Fund ETF
Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Information Technology Index                   x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Materials Index Fund ETF Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Materials Index                                x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Telecommunication Services Index Fund ETF
Shares/2/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETF Share            x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Telecommunication Services Index               x.xx         x.xx
-------------------------------------------------------------------------------
Vanguard Utilities Index Fund ETF Shares/1/
-------------------------------------------------------------------------------
Return Based on the NAV of a ETF Share                     x.xx%        x.xx%
-------------------------------------------------------------------------------
Return Based on the Market Price of a ETFShare             x.xx         x.xx
-------------------------------------------------------------------------------
MSCI US IMI/Utilities Index                                x.xx         x.xx
-------------------------------------------------------------------------------
/1/Since-inception returns are from January 26, 2004.
/2/Since-inception returns are from September 23, 2004.


Note: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's ETF Shares. The website also will disclose how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.


[FLAG LOGO]
An active trading market may not exist. Although ETF Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.


[FLAG LOGO]
Trading may be halted. Trading of ETF Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the AMEX is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.

Purchasing Vanguard ETF Shares From an Issuing Fund
You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

.. Eligible Investors. To purchase ETF Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is:


 Fund                                              Number of ETF Shares
                                                     in a Creation Unit
 -----------------------------------------------------------------------
 Vanguard Consumer Discretionary Index Fund                    100,000
 Vanguard Consumer Staples Index Fund                          100,000
 Vanguard Energy Index Fund                                    100,000
 Vanguard Financials Index Fund                                100,000
 Vanguard Health Care Index Fund                               100,000
 Vanguard Industrials Index Fund                               100,000
 Vanguard Information Technology Index Fund                    100,000
 Vanguard Materials Index Fund                                 100,000
 Vanguard Telecommunication Services Index Fund                100,000
 Vanguard Utilities Index Fund                                 100,000
 -----------------------------------------------------------------------

The number of ETF Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.

.. In-Kind Creation Basket. To purchase ETF Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.


.. Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

.. Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $1,000 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Consumer Discretionary ETF Shares, the transaction fee would be $1,000. The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $1,106 (for Telecommunication Services ETF Shares) to $2,458 (for Financials ETF Shares). Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


Redeeming Vanguard ETF Shares With an Issuing Fund


The redemption process is essentially the reverse of the purchase process.


.. Eligible Investors. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks.


.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. Please note, each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

.. Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and if all other procedures set forth in the Participation Agreement are followed.

.. Transaction Fee on Redemption of Creation Units. Each Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.


Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell Vanguard ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell Vanguard ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Conversion Privilege

Owners of conventional shares (Admiral(TM) Shares) issued by the funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted into shares of another class of the same Fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:


.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.


.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.


.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

.. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Precautionary Notes

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.


Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, ETF Shares are issued by registered investment companies, and the acquisition of Vanguard ETF Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues EFT Shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.


Turnover Rate
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for passively managed domestic equity index funds investing in common stocks was approximately xx%, and for domestic stock funds, the average turnover rate was approximately xxx%, both as reported by Morningstar, Inc., on August 31, 2006.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

ETF Shares and Vanguard

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 140 funds holding assets in excess of $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2006, Vanguard served as advisor for approximately $xxx billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.


The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Funds' board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as for brokerage or research services provided to the advisor for the benefit of the Fund.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the Funds' most recent annual report to shareholders.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


--------------------------------------------------------------------------------
 Plain Talk About The Funds' Portfolio Managers

 The managers primarily responsible for the day-to-day management of the Funds' portfolios are:

 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed stock index funds since 1991; and has managed the Materials Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

 DONALD M. BUTLER, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index portfolios since 1997; and has managed the Utilities Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

 RYAN E. LUDT, Principal of Vanguard. He has been with Vanguard since 1997; has managed stock index funds since 2000; and has managed the Financial Index, Health Care Index, and Telecommunication Services Index Funds since their inception; and has managed the Energy Index Fund since 2006. Education:
 B.S., The Pennsylvania State University.

 GERARD C. O'REILLY, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index funds since 1994; and has managed the Consumer Staples Index Fund since its inception. Education: B.S., Villanova University.

 MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990;
 has managed stock index funds since 1999; and has managed the Consumer Discretionary Index, Industrials Index, and Information Technology Index
 Funds since their inception. Education: B.A., Saint Joseph's University;
 M.B.A.,
 Villanova University.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are distributed quarterly in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunication Services Index Funds generally are distributed annually in December. Capital gains distributions generally occur annually in December.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Dividend reinvestment service

Brokers may make available to their customers who own ETF Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.



Basic Tax Points
Investors in taxable accounts should be aware of the following basic tax points:


.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.


.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned ETF Shares.

.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of ETF Shares, may be subject to state and local income taxes.


NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing


The net asset value, or NAV, of each Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares into ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange traded fund shares, such as Vanguard ETF Shares).

When reliable market quotations are not readily available, securities are priced at their fair value; (the amount that the owner might reasonably expect to receive upon the current sale of a security.) A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.


Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.



Financial Highlights


The following financial highlights tables are intended to help you understand the ETF Share's financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports--along with each Fund's financial statements--are included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 This explanation uses the Consumer Discretionary ETF Shares as an example. The ETF Shares began fiscal year 2006, with a net asset value (price) of $xx.xx per share. During the year, each ETF Share earned $x.xx from investment income (interest and dividends) and $xx.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $x.xx per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $xx.xx, reflecting earnings of $xx.xx per share and distributions of $xx.xx per share. This was an increase of $xx.xx per share (from $xx.xx at the beginning of the year to $xx.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx.xx% for the year.

 As of August 31, 2006, the ETF Shares had approximately $x.x billion in net assets. For the year, the expense ratio was 0.xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to x.xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
--------------------------------------------------------------------------------

Consumer Discretionary Index Fund ETF Shares

                                                                       Year Ended August 31,               Jan. 26/1/ to
                                                             -------------------------------------              Aug. 31,
                                                                     2006               2005                        2004
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $53.65             $46.99                      $50.09
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                    .35/2/                      .20
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                  6.66                       (3.30)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                        7.01                       (3.10)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                    (.35)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                     (.35)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $53.65                      $46.99
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                          14.91%                      -6.19%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $32                         $19
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.26%                       0.28%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                   0.69%                       0.68%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                         13%                         11%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Consumer Staples Index Fund ETF Shares

                                                                       Year Ended August 31,               Jan. 26/1/ to
                                                             ---------------------------------------            Aug. 31,
                                                                     2006               2005                        2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $56.03             $52.28                      $50.84
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   .950/2/                      .47
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                 3.894                         .97
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       4.844                        1.44
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                   (.853)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                              (.241)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                   (1.094)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $56.03                      $52.28
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                           9.33%                       2.83%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $73                         $21
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.26%                       0.28%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                   1.71%                       1.51%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                          7%                         20%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Energy Index Fund ETF Shares
                                                                                                          Sept. 23,
                                                                                 Year-Ended              2004/1/ to
                                                                                   Aug. 31,                Aug. 31,
                                                                           --------------------------------------------
                                                                                       2006                    2005
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                 $72.72                  $49.24
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                         1.169/2,5/
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                                       22.527
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                             23.696
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                          (.216)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                        --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                           (.216)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                               $72.72
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                                 48.29%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                           $182
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                                 0.26%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                          1.97%/3,5/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                                                16%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.
5 Net investment income per share and the ratio of net investment income to average net assets include $0.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August
  2005.

Financials Index Fund ETF Shares

                                                                     Year Ended August 31,                 Jan. 26/1/ to
                                                         ---------------------------------------------          Aug. 31,
                                                                  2006                2005                          2004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $52.57              $50.57                        $50.51
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                1.3162                          .70
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                              2.160                          (.64)
on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                     3.476                           .06
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                (1.476)                           --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                               --                            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 (1.476)                           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $52.57                        $50.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                         6.85%                         0.12%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                   $53                           $20
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                        0.26%                          0.28%/3/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                                            2.61%                          2.38%/3/
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                        6%                            9%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Health Care Index Fund ETF Shares

                                                                       Year Ended August 31,               Jan. 26/1/ to
                                                             ----------------------------------------           Aug. 31,
                                                                     2006               2005                        2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $53.85             $47.90                      $50.55
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   .597/2/                      .23
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                 5.486                       (2.88)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       6.083                       (2.65)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                   (.133)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    (.133)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $53.85                      $47.90
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                          12.72%                      -5.24%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                    $205                         $19
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.26%                       0.28%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                   1.13%                       1.09%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                          9%                          8%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Industrials Index Fund VIPER Shares
                                                                                          Year                Sept. 23,
                                                                                         Ended             2004/1/  to
                                                                                      Aug. 31,                Aug. 31,
                                                                                          2006                    2005
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $54.30                  $48.79
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                              .65
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                                            5.18
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                                  5.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                                              (.32)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                                           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                               (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                                  $54.30
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                                    11.94%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                                               $16
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                                                    0.26%/2/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                                             1.30%/2/
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/3/                                                                                                   11%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Information Technology Index Fund ETF Shares
                                                                                                               Jan. 26/1/ to
                                                                       Year Ended August 31,                        Aug. 31,
                                                                   2006                 2005                            2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $46.76               $40.46                          $50.89
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   .670/4/                          .03
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on                                             6.239                          (10.46)
Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       6.909                          (10.43)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                   (.609)                             --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    (.609)                             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $46.76                          $40.46
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                          17.07%                         -20.50%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $51                             $16
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.26%                           0.28%/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net                                          1.28%/4/                        0.12%/2/
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/3/                                                                          7%                              9%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares, including ETF Creation Units.
4 Net investment income per share and the ratio of net investment income to average net assets include $0.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

Materials Index Fund ETF Shares

                                                                           Year Ended August 31,               Jan. 26/1/ to
                                                                      --------------------------                    Aug. 31,
                                                                         2006               2005                        2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $55.70             $52.13                      $49.48
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                       .915                         .58
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                     3.630                        2.07
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                           4.545                        2.65
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                       (.975)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                        (.975)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                            $55.70                      $52.13
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                               8.62%                       5.36%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                         $50                         $21
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                              0.26%                       0.28%/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                       1.83%                       1.93%/2/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/3/                                                                             12%                          8%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares, including ETF Creation Units.

Telecommunication Services Index Fund ETF Shares
                                                                                       Sept. 23,
                                                               Year Ended            2004/1/ to
                                                                  Aug 31,              Aug. 31,
                                                                     2006                  2005
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $49.50
----------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                      1.30/2/
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                                             4.96
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                           6.26
----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                       (.41)
----------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                    --
----------------------------------------------------------------------------------------------------------
Total Distributions                                                                        (.41)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $55.35
----------------------------------------------------------------------------------------------------------
Total Return                                                                             12.65%
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                        $17
----------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                             0.26%/3/
----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                      2.72%/3/
----------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                            41%
----------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Utilities Index Fund ETF Shares

                                                                       Year Ended August 31,               Jan. 26/1/ to
                                                                 ---------------------------                    Aug. 31,
                                                                     2006               2005                        2004
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $67.80             $53.14                      $49.64
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                  2.036/2/                     1.11
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                                15.115                        2.39
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      17.151                        3.50
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                  (2.491)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                   (2.491)                         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                        $67.80                      $53.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                          32.93%                       7.05%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                     $95                         $43
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                          0.26%                       0.28%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                   3.36%                       3.82%/3/
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                                          7%                          7%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.



Vanguard, Connect with Vanguard, Plain Talk, Admiral, ETF, Vanguard Brokerage
 Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.



Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


ETF Shares. A Class of exchange-traded shares issued by certain Vanguard mutual funds. ETF Shares can be bought and sold continuously throughout the day at market prices.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.



Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An Investment Company that pools the money of many people and invest it in a variety of securities in an effort to achieve a specific objective over time.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ration of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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


                                                 [SHIP LOGO][Vanguard/R/]



                                                 Institutional Division
                                                 P.O. Box 2900
                                                 Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/TM/ > www.vanguard.com




For More Information

If you would like more information about Vanguard U.S. Sector ETF Shares, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


Statement of Additional Information (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' ETF Shares. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027








(C) 2006 The Vanguard Group, Inc. All rights reserved. U.S. Pat. No. 6,879,964
B2
Vanguard Marketing Corporation, Distributor.

BOOK CODE EFF DATE MMYYYY

                                     PART B

                            VANGUARD/(R)/ WORLD FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                DECEMBER 29, 2006

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated December 29, 2006). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447

                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-4
INVESTMENT LIMITATIONS................................................B-18
SHARE PRICE...........................................................B-19
PURCHASE AND REDEMPTION OF SHARES.....................................B-20
MANAGEMENT OF THE FUNDS ..............................................B-22
INVESTMENT ADVISORY SERVICES..........................................B-37
PORTFOLIO TRANSACTIONS................................................B-45
PROXY VOTING GUIDELINES ..............................................B-46
INFORMATION ABOUT THE ETF SHARE CLASS.................................B-51
FINANCIAL STATEMENTS..................................................B-58
LEGAL DISCLAIMER......................................................B-59


                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard World Funds (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:




                                                SHARECLASSES/1/
                                                ---------------
FUND/2/                                          INVESTOR   ADMIRAL   SIGNAL   INSTITUTIONAL   ETF
-------                                          --------   -------   ------   -------------   ---
Vanguard U.S. Growth Fund                          Yes        Yes      Yes          No         No
Vanguard International Growth Fund                 Yes        Yes      Yes          No         No
Vanguard FTSE Social Index Fund/3/                 Yes        No        No          Yes        No
Vanguard Consumer Discretionary Index Fund          No        Yes       No          No         Yes
Vanguard Consumer Staples Index Fund                No        Yes       No          No         Yes
Vanguard Energy Index Fund                          No        Yes       No          No         Yes
Vanguard Financials Index Fund                      No        Yes       No          No         Yes
Vanguard HealthCare Index Fund                      No        Yes       No          No         Yes
Vanguard Industrials Index Fund                     No        Yes       No          No         Yes
Vanguard Information Technology Index Fund          No        Yes       No          No         Yes
Vanguard Materials Index Fund                       No        Yes       No          No         Yes
Vanguard Telecommunication Services Index Fund      No        Yes       No          No         Yes
Vanguard Utilities Index Fund                       No        Yes       No          No         Yes
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 Prior to December 17, 2005, Vanguard FTSE Social Index Fund was known as Vanguard Calvert Social Index Fund.



 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.



 Vanguard U.S. Growth Fund, Vanguard International Growth Fund, and Vanguard FTSE Social Index Fund are registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940
Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements.

See "Management of the Funds" for more information.



SERVICE PROVIDERS



 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund), and U.S. Bank NA, 123 S. Broad Street, Philadelphia, PA 19109 (for Vanguard FTSE Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.



 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.



 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to ETF Shares, please see "Information about the ETF Share Class."



 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 Vanguard International Growth Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of it's gross income is passive or if 50% or more of it assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.



 80% POLICY. Under normal circumstances, the U.S. Growth Fund will invest at least 80% of its assets in securities issued by U.S. companies. Each U.S. Sector Index Fund will invest at least 80% of its assets in the stocks that make up its target index. In applying this 80% policy, assets will include net assets and borrowings for investment purposes.



 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.



 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor the funds' credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



 Vanguard ETF(TM)* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. Any Vanguard fund that issues ETF Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the ETF Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A Vanguard fund that repurchases its ETF Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2.



 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.



 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing cost.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.



 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund of funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.



 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

                            VANGUARD U.S. GROWTH FUND

                       VANGUARD INTERNATIONAL GROWTH FUND

                         VANGUARD FTSE SOCIAL INDEX FUND

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard FTSE Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.



 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.



 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.



 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.



 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the1933 Act, in connection with the purchase and sale of portfolio securities.

                        VANGUARD U.S. SECTOR INDEX FUNDS


Each U.S. Sector Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.



 BORROWING. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.



 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.



 LOANS. Each Fund may make loans only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.



 SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.



 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

                                    ALL FUNDS

 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.



 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES


                           (OTHER THAN ETF SHARES)


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.



 EXCHANGE OF SECURITIES FOR SHARES OF A FUND. In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

 A fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the fund;
(2) the transaction will not cause the fund's weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund's net assets immediately prior to the transaction.


 Investors interested in purchasing fund shares in kind should contact Vanguard.

REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.

 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 There is no charge for share redemptions from Vanguard U.S. Growth Fund or Vanguard FTSE Social Index Fund.

 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees, which do not apply to any shares purchased through reinvested dividend or capital gains distributions, are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares to pay fund or account fees.
- Section 529 college savings plans.
- Distributions by shareholders age 701/2 or older from the following:
 -  Traditional IRAs.
 -  Inherited IRAs (traditional and Roth).
 -  Rollover IRAs.
 -  SEP-IRAs.
 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
 -  SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.

 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.



RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.

 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.



 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies.

 For funds to which fees apply, intermediaries will be expected to assess purchase and redemption fees. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                             MANAGEMENT OF THE FUNDS

VANGUARD



Each Fund is part of the Vanguard group of investment companies, which consists of more than 140 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of August 31, 2006, the Funds had contributed capital to Vanguard as follows:


                                                        CAPITAL       PERCENTAGE OF          PERCENT OF
                                                CONTRIBUTION TO                FUND          VANGUARD'S
FUND                                                   VANGUARD          NET ASSETS      CAPITALIZATION
----                                                   --------          ----------      --------------
Vanguard U.S. Growth Fund                                $x,xxx                0.xx                0.xx
Vanguard International Growth Fund                        x,xxx                0.xx                0.xx
Vanguard FTSE Social Index Fund                           x,xxx                0.xx                0.xx
Vanguard Consumer Discretionary Index Fund                x,xxx                0.xx                0.xx
Vanguard Consumer Staples Index Fund                      x,xxx                0.xx                0.xx
Vanguard Energy Index Fund                                x,xxx                0.xx                0.xx
Vanguard Financials Index Fund                            x,xxx                0.xx                  xx
Vanguard Health Care Index Fund                           x,xxx                0.xx                  xx
Vanguard Industrials Index Fund                           x,xxx                0.xx                  xx
Vanguard Information Technology Index Fund                x,xxx                0.xx                  xx
Vanguard Materials Index Fund                             x,xxx                0.xx                  xx
Vanguard Telecommunication Services Index Fund            x,xxx                0.xx                 N/A
Vanguard Utilities Index Fund                             x,xxx                0.xx                  xx

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.

 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of August 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.02% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;
- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and
- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.

 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2004, 2005, and 2006, and are presented as a percentage of each Fund's average month-end net assets.



                                     ANNUAL SHARED FUND OPERATING EXPENSES
                                   (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                   -------------------------------------------
                                              FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                      8/31/2004           8/31/2005           8/31/2006
                                                      ---------           ---------           ---------
U.S. GROWTH FUND
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
INTERNATIONAL GROWTH FUND
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
FTSE SOCIAL INDEX FUND
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
CONSUMER DISCRETIONARY INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
CONSUMER STAPLES INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
ENERGY INDEX FUND/2/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
FINANCIALS INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
HEALTH CARE INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
INDUSTRIALS INDEX FUND/2/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
INFORMATION TECHNOLOGY INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
MATERIALS INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
TELECOMMUNICATION SERVICES INDEX FUND/2/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX

1 The inception date for Vanguard Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology,
  Materials, and Utilities Index Funds was January 26, 2004.
2 The inception date for Vanguard Energy, Industrials, and Telecommunication Services Index Funds was September 23, 2004.

                                     ANNUAL SHARED FUND OPERATING EXPENSES
                                   (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                   -------------------------------------------
                                              FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                      8/31/2004           8/31/2005           8/31/2006
                                                      ---------           ---------           ---------

UTILITIES INDEX FUND/1/
 Management and Administrative Expenses:                    XX%                 XX%                 XX%
 Marketing and Distribution Expenses:                        XX                  XX                  XX
1 The inception date for Vanguard Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology,
  Materials, and Utilities Index Funds was January 26, 2004.



 Each Fund's investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES



Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds.

Each trustee also serves as a director of Vanguard.



 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              144
(1954)                   Board, Chief                           Director (Trustee) of Vanguard, and each of the
                         Executive Officer,                     investment companies served by Vanguard.
                         and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             144
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of
                                                                the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta           Trustee              December 2001     Chairman and Chief Executive Officer of Rohm and                 144
(1945)                                                          Haas Co. (chemicals); Board Member of American
                                                                Chemistry Council; Director of Tyco International, Ltd.
                                                                (diversified manufacturing and services) since 2005;
                                                                Trustee of Drexel University and the Chemical
                                                                Heritage Foundation.
*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          144
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Vanues (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              144
(1950)                                                          Officer since 2006; Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    144
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, and Chair of Finance
                                                                Faculty, Harvard Business School; Director and
                                                                Chairman of Unx, Inc. (equities trading firm) since
                                                                2003; Chair of Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005;
                                                                Director of registered investement companies advised
                                                                by Merril Lynch Investment Managers and affiliates
                                                                (1985-2004), Genbel Securities Limited (South African
                                                                financial services firm) (1999-2003), Gensec Bank
                                                                (1999-2003), Sanlam Ltd. (South African insurance
                                                                company)(2001-2003), and Stockback, Inc.(credit card
                                                                firm)(2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                144
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             144
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines), MeadWestvaco Corp. (packaging
                                                                products), and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005         Managing Director of Vanguard since July 2006;                   144
(1956)                                                          General Counsel of Vanguard since July 2005;
                                                                Secretary of Vanguard, and of each of the investment
                                                                companies served by Vanguard, since July 2005;
                                                                Principal of Vanguard (1997-2006).

Thomas J. Higgins*       Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  144
(1957)                                                          investment companies served by Vanguard.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.




 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: Each Trust's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                                                   VANGUARD WORLD FUNDS
                                              TRUSTEES' COMPENSATION TABLE

                                                    PENSION OR RETIREMENT         ACCRUED ANNUAL   TOTAL COMPENSATION
                                    AGGREGATE            BENEFITS ACCRUED             RETIREMENT    FROM ALL VANGUARD
                                 COMPENSATION            AS PART OF THESE             BENEFIT AT           FUNDS PAID
TRUSTEE                      FROM THESE FUNDS(1)          FUNDS' EXPENSES(1)     JANUARY 1, 2004(2)       TO TRUSTEES(3)
-------                      -------------------          ------------------     ------------------       --------------
John J. Brennan                            --                          --                     --                   --
Charles D. Ellis                       $x,xxx                          --                     --             $117,600
Rajiv L. Gupta                          x,xxx                          --                     --              120,000
Amy Gutmann/(4)/                          800                          --                     --                   --
JoAnn Heffernan Heisen                  x,xxx                        $xxx                 $4,300              120,000
Burton G. Malkiel/(5)/                     --                          --                 12,000               60,000
Andre F. Perold                         x,xxx                          --                     --              117,600
Alfred M. Rankin, Jr.                   x,xxx                         xxx                  6,600              120,000
J. Lawrence Wilson                      x,xxx                         xxx                  9,000              138,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2006. Each Fund within the
Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after
January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133 Vanguard funds (130 in the case of Mr. Malkiel) for the 2005 calendar year.
(4) Dr. Gutmann became a member of the Funds' board effective June 2006.
(5) Mr. Malkiel retired from the Funds' board effective June 30, 2005.



OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2005. (Amy Gutmann is not included in the table because she did not serve as a trustee as of December 31, 2005.)


                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    NAME OF TRUSTEE                 BY TRUSTEE            OWNED BY TRUSTEE
----                    ---------------                 ----------            ----------------

VANGUARD INTERNATIONAL
GROWTH FUND             John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.        Over $100,000               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    NAME OF TRUSTEE                 BY TRUSTEE            OWNED BY TRUSTEE
----                    ---------------                 ----------            ----------------
VANGUARD U.S. GROWTH
FUND                    John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD FTSE SOCIAL
INDEX FUND              John J. Brennan            $10,001-$50,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD CONSUMER
DISCRETIONARY INDEX
FUND                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD CONSUMER
STAPLES INDEX FUND      John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000
VANGUARD ENERGY INDEX
FUND                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    NAME OF TRUSTEE                 BY TRUSTEE            OWNED BY TRUSTEE
----                    ---------------                 ----------            ----------------
VANGUARD FINANCIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD HEALTH CARE
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD INDUSTRIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD INFORMATION
TECHNOLOGY INDEX FUND   John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD MATERIALS
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                 FUND SHARES OWNED        VANGUARD FUND SHARES
FUND                    NAME OF TRUSTEE                 BY TRUSTEE            OWNED BY TRUSTEE
----                    ---------------                 ----------            ----------------
VANGUARD
TELECOMMUNICATION
SERVICES INDEX FUND     John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


VANGUARD UTILITIES
INDEX FUND              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

 As of November 30, 2006, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

 As of November 30, 2006, those listed below owned of record 5% or more of each class' outstanding shares:

 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of November 30, 2006, the name and percentage ownership of each DTC participant that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.



 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings"


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means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS



Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.



 As of October 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.


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DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN
FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.



 As of October 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A
FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic

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information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.



 As of October 31, 2006, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS



Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on the American Stock Exchange (AMEX). Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.



 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of a ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market

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price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.

 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES



Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS



No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


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PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

The Trust currently uses five investment advisors:



- AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, an investment advisory firm founded in 1971, provides investment advisory services for a portion of assets in the U.S. Growth Fund.

- Baillie Gifford Overseas Ltd, Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, an investment advisory firm founded in 1983, provides investment advisory services for a portion of assets in the International Growth Fund.


- Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, an investment advisory firm founded in 1979, provides investment advisory services for a portion of assets in the International Growth Fund.



- Vanguard, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the FTSE Social Index Fund and the U.S. Sector Index Funds.

- William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, an investment advisory firm founded in 1935, provides investment advisory services for a portion of assets in the U.S. Growth Fund.


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2006.

I. VANGUARD U.S. GROWTH FUND

Vanguard U.S. Growth Fund uses a multimanager approach; the Fund currently has two investment advisors, AllianceBernstein L.P., and William Blair & Company, L.L.C.


 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the U.S. Growth Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month (60-month for William Blair & Company) period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


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 During the fiscal years ended August 31, 2004, 2005, and 2006, Vanguard U.S.
Growth Fund incurred aggregate investment advisory fees of $9,656,000 (before a performance-based decrease of $1,946,000), $8,745,000 (before a performance-based decrease of $1,318,000), and $xxx,000 (before a performance-based increase/decrease of $x,xxx,000), respectively.

A. ALLIANCEBERNSTEIN L.P.

As of September 30, 2005, AllianceBernstein L.P. had an ownership structure as follows:

- 32.1% owned by Alliance Capital Management Holding L.P. (Alliance Holding, a holding company that is publicly traded on the New York Stock Exchange)

- 61.0% owned by AXA Financial, Inc. (includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in Alliance Holding, and general partnership interests in AllianceBernstein and Alliance Holding); AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations
- AllianceBernstein employees own approximately 6.6%
- All other owners of AllianceBernstein own less than a 10% share each


The percentages presented above are not meant to total 100% due to AXA Financial's indirect ownership of AllianceBernstein units through its interest in Alliance Holding.

1. OTHER ACCOUNTS MANAGED

Alan Levi managed a portion of Vanguard U.S. Growth Fund, which, as of August 31, 2006, held assets of $x.xx billion. As of August 31, 2006, Mr. Levi also managed xxx other registered investment companies with total assets of $x.xx billion, including xxx with total assets of $x.xx billion where the advisory firm's fee was based on account performance; xxx other pooled investment vehicle with total assets of $x.xx million; and xxx other accounts with total assets of $x.xx billion.

2. MATERIAL CONFLICTS OF INTEREST

As an investment advisor and fiduciary, AllianceBernstein owes clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.

 The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

 In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts because of the particular characteristics of an account, such as cash position, tax status, risk tolerance, and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

3. DESCRIPTION OF COMPENSATION

Investment professionals, including portfolio managers and research analysts, are compensated on an annual basis through a combination of the following: (1) fixed base salary; (2) discretionary incentive compensation in the form of an


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annual cash bonus; (3) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards);
(4) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002); and (5) contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.


 An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client's account. Not all factors apply to each investment professional, and there is no particular weighting or formula for considering certain factors.



 Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance), complexity of investment strategies, and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy, success of marketing/business development efforts, and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm, management and supervisory responsibilities, and fulfillment of AllianceBernstein's leadership criteria are relevant to compensation decision-making.



4. OWNERSHIP OF SECURITIES
As of August 31, 2006, Mr. Levi owned shares of the U.S. Growth Fund within the $xxx-$xxx range.


B. WILLIAM BLAIR & COMPANY, L.L.C.


William Blair & Company, L.L.C., is an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.



1. OTHER ACCOUNTS MANAGED

John Jostrand managed a portion of Vanguard U.S. Growth Fund, which, as of August 31, 2006, held assets of $x.xx billion. As of August 31, 2006, Mr. Jostrand also managed xxx other registered investment companies with total assets of $xxx million and xxx other accounts with total assets of $x.xx billion.

2. MATERIAL CONFLICTS OF INTEREST


Because the portfolio manager manages other accounts in addition to Vanguard U.S. Growth Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Vanguard U.S. Growth Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.



3. DESCRIPTION OF COMPENSATION


The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of December 31, 2004, his compensation consisted of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital, and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability, and assets under management of all accounts managed by the portfolio manager, including the U.S. Growth Fund.

4. OWNERSHIP OF SECURITIES

As of August 31, 2006, Mr. Jostrand, did not own any shares of the U.S. Growth Fund.


II. VANGUARD INTERNATIONAL GROWTH FUND


Vanguard International Growth Fund uses a multimanager approach; the Fund currently has two investment advisors, Schroder Investment Management North America Inc. (Schroders) and Baillie Gifford Overseas Ltd. (Baillie Gifford).



 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the International Growth Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

 During the fiscal years ended August 31, 2004, 2005, and 2006, Vanguard International Growth Fund incurred aggregate investment advisory fees of $10,313,000 (before a performance-based decrease of $322,000); $12,431,000
(before a performance-based decrease of $1,260,000), and $x,xxx,000 (before a performance-based increase/decrease of $xxx,000), respectively.

Sub-Advisor--Schroder Investment Management North America Limited

The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

 Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 50% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.

A. SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.


Each of Schroders and Schroder Limited is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $xxx billion.



1. OTHER ACCOUNTS MANAGED

Virginie Maisonneuve comanaged a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $x.xx billion. As of August 31, 2006, Ms. Maisonneuve also managed xxx other registered investment companies with total assets of $x.xx million, including xxx with total assets of $xxx million where the advisory firm's fee was based on account performance; and xxx other accounts with total assets of $x.xx billion.

 Matthew Dobbs comanaged a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $x.xx billion. As of August 31, 2006, Mr. Dobbs also managed xxx other registered investment companies with total assets of $x.xx billion, including xxx with total assets of $x.xx billion where the advisory firm's fee was based on account performance; xxx other pooled investment vehicles with total assets of $x.xx billion, including xxx with total assets of $x.xx million where the advisory firm's fee was based on account performance; and six other accounts with total assets of $x.xx billion.

2. MATERIAL CONFLICTS OF INTEREST


Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.



3. DESCRIPTION OF COMPENSATION


Schroder fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program.



 Ms. Maisonneuve had a contractual total compensation package for the period ended October 31, 2006. Generally, portfolio managers employed by Schroders including Mr. Dobbs, receive compensation based on the factors discussed below.


 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

 Discretionary bonuses for fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business and adherence to our corporate values of excellence, integrity, teamwork, passion and innovation.

 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with us as their store of unvested awards grows over time.



4. OWNERSHIP OF SECURITIES

As of August 31, 2006, Ms. Maisonneuve owned shares of the International Growth Fund within the $xxx-$xxx range, and Mr. Dobbs did not own any shares of the International Growth Fund.

B. BAILLIE GIFFORD OVERSEAS LTD.

Baillie Gifford, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. OTHER ACCOUNTS MANAGED

James Anderson managed a portion of Vanguard International Growth Fund, which, as of August 31, 2006, held assets of $xx.x billion. As of August 31, 2006, Mr. Anderson managed no other registered investment companies. As of August 31, 2006, Mr. Anderson managed one other pooled investment vehicle with total assets of $3.5 billion and eight other accounts with total assets of $1.6 billion, including five with total assets of $933 million where the advisory firm's fee was based on account performance.

2. MATERIAL CONFLICTS OF INTEREST


At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.



3. DESCRIPTION OF COMPENSATION


James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.



4. OWNERSHIP OF SECURITIES

As of August 31, 2006, Mr. Anderson did not own any shares of the International Growth Fund.

III. VANGUARD FTSE SOCIAL INDEX FUND AND THE VANGUARD U.S. SECTOR INDEX FUNDS

Vanguard FTSE Social Index Fund and the Vanguard U.S. Sector Index Funds receive advisory services from Vanguard's Quantitative Equity Group on an at-cost basis. For the fiscal years ended August 31, 2004, 2005, and 2006, the FTSE Social Index Fund's expenses relating to investment advisory services were less than $1,000. For the fiscal period January 26 through August 31, 2004, and the fiscal years ended August 31, 2005 and 2006, the U.S. Sector Index Funds incurred the following expenses relating to advisory services:





FUND                                                 2004        2005       2006
----                                                 ----        ----       ----
Vanguard Consumer Discretionary Index Fund         $1,000      $3,000     $x,xxx
Vanguard Consumer Staples Index Fund                2,000       6,000      x,xxx
Vanguard Energy Index Fund                            N/A/1/   15,000      x,xxx
Vanguard Financials Index Fund                      2,000       4,000      x,xxx
Vanguard Health Care Index Fund                     2,000      21,000      x,xxx
Vanguard Industrials Index Fund                       N/A/1/    2,000      x,xxx
Vanguard Information Technology Index Fund          1,000       4,000      x,xxx
Vanguard Materials Index Fund                       2,000       6,000      x,xxx
Vanguard Telecommunication Services Index Fund        N/A/1/    3,000      x,xxx
Vanguard Utilities Index Fund                       3,000       9,000      x,xxx
1 The inception date for Vanguard Energy, Industrials, and Telecommunication Services Index
  Funds was September 23, 2004.




1. OTHER ACCOUNTS MANAGED

Michael Buek managed the Materials Index Fund, which, as of August 31, 2006, held assets of $108 million. As of August 31, 2006, Mr. Buek also managed six other registered investment companies with total assets of $143 billion and six other pooled investment vehicles with total assets of $3.1 billion million.

 Donald M. Butler managed the Utilities Index Fund, which, as of August 31, 2006, held assets of $235 million. As of August 31, 2006, Mr. Butler also managed five other registered investment companies with total assets of $87.3 billion and two other pooled investment vehicles with total assets of $2.5 billion.

 Michael Perre managed the Consumer Discretionary, Industrials, Information Technology, and FTSE Social Index Funds, which, as of August 31, 2006, held assets of $48 million, $120 million, $177 million, and $491 million, respectively. As of August 31, 2006, Mr. Perre also managed four other registered investment companies with total assets of $13.1 billion and three other pooled investment vehicles with total assets of $13.4 billion.

 Ryan E. Ludt managed the Energy, Health Care, Financials, and Telecommunication Services Index Funds, which, as of August 31, 2006, held assets of $423 million, $472 million, $133 million, and $77 million, respectively. As of August 31, 2006, Mr. Ludt also managed three other registered investment companies with total assets of $2.8 billion and one other pooled investment vehicle with total assets of $2.6 billion.

 Gerard C. O'Reilly managed the Consumer Staples Index Fund, which, as of August 31, 2006, held assets of $216 million. As of August 31, 2006, Mr. O'Reilly also managed seven other registered investment companies with total assets of $108.7 billion and three other pooled investment vehicle with total assets of $2.2 billion.

2. MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. DESCRIPTION OF COMPENSATION

Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2006, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the FTSE Social Index Fund and the U.S. Sector Index Funds, performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period.

 Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors, and Vanguard's operating efficiencies in providing services to the Vanguard funds.

4. OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2006, Vanguard employees collectively invested $1.8 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of August 31, 2006, the portfolio managers did not own any shares of the FTSE Social Index Fund or the U.S. Sector Index Funds.

IV. DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The current investment advisory agreement with each advisor of Vanguard U.S. Growth Fund and Vanguard International Growth Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the advisor (thirty (30) days for AllianceBernstein), (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

 The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to Vanguard FTSE Social Index Fund and the Vanguard U.S. Sector Index Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Fund and Vanguard.


                             PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.



 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

 During the fiscal years ended August 31, 2004, 2005, and 2006, the Funds paid the following amounts in brokerage commissions:



FUND                                                         2004          2005           2006
----                                                         ----          ----           ----
Vanguard U.S. Growth Fund                             $10,043,000    $8,887,000     $x,xxx,xxx
Vanguard International Growth Fund                      5,495,000    11,495,000      x,xxx,xxx
Vanguard FTSE Social Index Fund                            12,000        15,500          x,xxx
Vanguard Consumer Discretionary Index Fund/1/                  62            72          x,xxx
Vanguard Consumer Staples Index Fund/1/                       367           377          x,xxx
Vanguard Energy Index Fund/2/                                 N/A           N/A          x,xxx
Vanguard Financials Index Fund/1/                             325           335          x,xxx
Vanguard Health Care Index Fund/1/                          2,516         2,572          x,xxx
Vanguard Industrials Index Fund/2/                            N/A           N/A          x,xxx
Vanguard Information Technology Index Fund/1/                 200           203          x,xxx
Vanguard Materials Index Fund/1/                              454           455          x,xxx
Vanguard Telecommunication Services Index Fund/2/             N/A           N/A          x,xxx
Vanguard Utilities Index Fund/1/                              791           799          x,xxx
1 The inception date for the Consumer Discretionary, Consumer Staples,
  Financials, Health Care, Information Technology, Materials, and Utilities
  Index Funds was January 26, 2006.
2 The inception date for the Vanguard Energy, Industrials, and Telecommunication
  Services Index Funds was September 23, 2004.

                             PROXY VOTING GUIDELINES



The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purpose have been approved by the Board of Directors of Vanguard.

 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund the composition of its portfolio and other factors.

 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.

I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS



Good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:


FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS



The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS



Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture


B. BONUS PLANS



Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS



The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)



While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING



The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS



The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.



V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP



The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE



The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.



 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.



                      INFORMATION ABOUT THE ETF SHARE CLASS

Each Vanguard U.S. Sector Index Fund (the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (the DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.

 Each ETF Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


EXCHANGE LISTING AND TRADING



The ETF shares have been approved for listing on the American Stock Exchange
(AMEX) and will trade on the AMEX at market prices that may differ from net asset value.

 There can be no assurance that, in the future, ETF Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's ETF Shares upon termination of the ETF Share class.

 As with any stock traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES



Owners of conventional shares issued by an ETF Fund (Admiral Shares) may convert those shares into ETF Shares of equivalent value of the same fund. Note:
Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.

 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with
0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.

 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

 Here are some important points to keep in mind when converting conventional shares of an ETF Fund into ETF Shares:


- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.



- During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.


BOOK ENTRY ONLY SYSTEM



Vanguard ETFs are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX, and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each Fund held by each DTC

Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

 The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which ETF Shares may be listed).

PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

FUND DEPOSIT


The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (the NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each ETF Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of an ETF Fund until such time as the next-announced Fund Deposit composition is made available. Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of the DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

 An Authorized Participant may place an order to purchase (or redeem) Creation Units of an ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.


 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.

 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly.)

 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.

PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS



For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.


 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.

PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.



 An ETF Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the Custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a transaction fee of $4,000 in all such cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

REJECTION OF PURCHASE ORDERS



Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:


- the order is not in proper form;



- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;



- the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, the DTC, the NSCC, or any other participant in the purchase process, and similar extraordinary events.



 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.



TRANSACTION FEE ON PURCHASES OF CREATION UNITS



Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee for U.S. Sector ETF Shares is $1,000, regardless of how many Creation Units are purchased. The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S.

Sector Index Fund ETF Shares are as follows:




    Consumer Discretionary ETF                          $2,166
    Consumer Staples ETF                                 1,292
    Energy ETF                                           1,292
    Financials ETF                                       2,458
    Health Care ETF                                      1,795
    Industrials ETF                                      1,848
    Information Technology ETF                           2,219
    Materials ETF                                        1,318
    Telecommunication Services ETF                       1,106
    Utilities ETF                                        1,265




 When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.

REDEMPTION OF ETF SHARES IN CREATION UNITS

ETF Shares may be redeemed only in Creation Units; a Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.

 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS



Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions of the U.S. Sector ETF Shares effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the previous table.

 When an ETF Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of ETF Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.

 Each of the ETF Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


                              FINANCIAL STATEMENTS



Each Fund's Financial Statements for the fiscal year ended August 31, 2006, appearing in the Funds' 2006 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                                LEGAL DISCLAIMER

EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                               SAI023 122006

                                     PART C

                              VANGUARD WORLD FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference.
(b) By-Laws, filed on July 31, 2003, Post-Effective Amendment No. 87, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders--Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this post-effective amendment.

(d) Investment Advisory Contracts, for William Blair & Company, filed on April 19, 2004, Post-Effective Amendment No. 94; for Baillie Gifford Overseas, Ltd, filed on March 28, 2003, Post-Effective Amendment No. 86; for Schroder Investment Management North America Inc., and Schroder Investment Management North America Limited, filed on March 28, 2003, Post-Effective Amendment No. 86, with subadvisory agreement filed herewith; and for AllianceBernstein L.P., filed on November 27, 2002; Post-Effective Amendment No. 84, are hereby incorporated by reference. The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and restated Funds' Service Agreement, filed on November 27, 2002, Post-Effective Amendment No. 84, hereby incorporated by reference.

(e)    Underwriting Contracts--Not applicable
(f) Bonus or Profit Sharing Contracts--Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, for Brown Brothers Harriman & Co., filed on January 15, 2004, Post-Effective Amendment No. 93; for Wachovia Bank, and JPMorgan Chase Bank, filed on June 15, 2004, Post-Effective Amendment No. 95; and for Citibank, N.A., filed on December 16, 2005, Post-Effective Amendment No. 101, are hereby incorporated by reference.
(h) Other Material Contracts--Amended and Restated Funds' Service Agreement, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference. Indemnity Agreement between The Vanguard Group, Inc., and William Blair & Company, L.L.C., filed on April 19, 2004, Post-Effective Amendment No. 94 is hereby incorporated by reference.
(i)    Legal Opinion--Not Applicable

(j) Consent of Independent Registered Public Accounting Firm, to be filed by Amendment.

(k)    Omitted Financial Statements--Not Applicable
(l)    Initial Capital Agreements--Not Applicable
(m)    Rule 12(b)-1 Plan--Not Applicable

(n)    Rule 18f-3 Plan, is filed herewith.

(o)    Reserved

(p) Code of Ethics, for Schroder Investment Management North America, Inc., and Schroder Investment Management North America, Ltd., filed on December 4, 2003, Post-Effective Amendment No. 90; for Baillie Gifford Overseas, Ltd, filed on February 6, 2003, Post-Effective Amendment No. 85; AllianceBernstein LP, filed herewith; for William Blair & Company, L.L.C., filed on June 15, 2004, Post-Effective Amendment No. 95; and for The Vanguard Group, Inc., filed herewith, are hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

AllianceBernstein L.P. (AllianceBernstein), is an investment adviser registered
------------------------------------------
under the Advisers Act. The list required by this Item 26 of officers and partners of AllianceBernstein, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).

William Blair & Company, L.L.C. (William Blair & Company), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of William Blair & Company, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by William Blair & Company pursuant to the Advisers Act (SEC File No. 801-688).

Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Baillie Gifford Overseas Ltd (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Baillie Gifford, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's custodians,

Citibank, N.A., 111 Wall Street, New York, NY 10005, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, and Wachovia Bank, N.A. 123 S. Broad Street, PA4942, Philadelphia, PA 19109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of October, 2006.


                                        VANGUARD WORLD FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            SIGNATURE                        TITLE                     DATE
--------------------------------------------------------------------------------

By:   /S/ JOHN J. BRENNAN      President, Chairman, Chief       October 26, 2006
   ----------------------------Executive Officer, and Trustee
           (Heidi Stam)
          John J. Brennan*

By:  /S/ CHARLES D. ELLIS      Trustee                          October 26, 2006
   ----------------------------
          (Heidi Stam)
         Charles D. Ellis*

By:   /S/ RAJIV L. GUPTA       Trustee                          October 26, 2006
   ----------------------------
           (Heidi Stam)
          Rajiv L. Gupta*

By: /S/ JOANN HEFFERNAN HEISEN Trustee                          October 26, 2006
   ----------------------------
           (Heidi Stam)
       JoAnn Heffernan Heisen*

By:   /S/ ANDRE F. PEROLD      Trustee                          October 26, 2006
   ----------------------------
           (Heidi Stam)
          Andre F. Perold*

By: /S/ ALFRED M. RANKIN, JR.  Trustee                          October 26, 2006
   ----------------------------
           (Heidi Stam)
        Alfred M. Rankin, Jr.*

By:    /S/ J. LAWRENCE WILSON  Trustee                          October 26, 2006
   ----------------------------
              (Heidi Stam)
          J. Lawrence Wilson*

By:  /S/ THOMAS J. HIGGINS     Treasurer, Principal Financial   October 26, 2006
   ----------------------------Officer, and Principal
          (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*




*By Power of Attorney. Filed on July 27, 2006, see File Number 002-65955-99.
 Incorporated by Reference.

                                 EXHIBIT INDEX

Investment Advisory Contract.. . . . . . . . . . . . . . . . .Ex-99.D

Rule 18f-3 Plan . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.N

Code of Ethics.. . . . . . . . . . . . . . . . . . . . . . . .Ex-99.P